
                                                                   Exhibit 10.10

                                WORKING COPY OF

                            ESKIMO PIE CORPORATION

                           SALARIED RETIREMENT PLAN

                     (As Adopted Effective April 6, 1992)

                                  Including:

               1.       First Amendment
               2.       Second Amendment
               3.       Third Amendment
               4.       Fourth Amendment
               5.       Fifth Amendment
               6.       Adoption Agreement for Eskimo Inc. -
                        Attached to Appendix C
               7.       Adoption Agreement for Sugar Creek Foods, Inc. -
                        Attached to Appendix C
               8.       Acknowledgment of Appointment of Trustee
                        by Thomas M. Mishoe, Jr.
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                               TABLE OF CONTENTS
                               -----------------

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                                   ARTICLE I
                              Definition of Terms
                              -------------------

1.1   Accrued Benefit.....................................................     1
1.2   Act.................................................................     1
1.3   Active Participant..................................................     1
1.4   Actuarial Equivalent or Actuarial Value.............................     1
1.5   Adjustment Factor...................................................     2
1.6   Administrator.......................................................     2
1.7   Affiliate...........................................................     2
1.8   Annuity Starting Date...............................................     2
1.9   Beneficiary.........................................................     2
1.10  Board...............................................................     2
1.11  Code................................................................     2
1.12  Compensation........................................................     2
1.13  Compensation Limit..................................................     3
1.14  Contract............................................................     4
1.15  Effective Date......................................................     4
1.16  Eligible Employee...................................................     4
1.17  Employee............................................................     5
1.18  Employer............................................................     5
1.19  Family Member.......................................................     6
1.20  Fund................................................................     6
1.21  Highly Compensated Employee.........................................     6
1.22  Hour of Service.....................................................    10
1.23  Inactive Participant................................................    10
1.24  Insurer.............................................................    10
1.25  Investment Manager..................................................    10
1.26  Key Employee........................................................    10
1.27  Leased Employee.....................................................    11
1.28  Non-Highly Compensated Employee.....................................    11
1.29  Non-Key Employee....................................................    11
1.30  Normal Retirement Age...............................................    11
1.31  Participant.........................................................    12
1.32  Plan................................................................    12
1.33  Plan Sponsor........................................................    12
1.34  Plan Year...........................................................    12
1.35  Policy..............................................................    12
1.36  QDRO................................................................    12
1.37  Salaried Employee...................................................    12
1.38  Spouse..............................................................    12
1.39  Statutory Compensation..............................................    12
1.40  Super Top Heavy Plan................................................    13
1.41  Top Heavy Plan......................................................    13
1.42  Total Compensation..................................................    13
1.43  Trustee.............................................................    13
1.44  Year of Benefit Service.............................................    13
1.45  Year of Broken Service..............................................    13
1.46  Year of Service.....................................................    13
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1.47  Year of Vesting Service...........................................................    14


                                  ARTICLE II
                         Eligibility and Participation
                         -----------------------------

2.1   Eligibility and Date of Participation.............................................    14
2.2   Eligibility Service Definitions and Rules.........................................    14

                                  ARTICLE III
                                    Funding
                                    -------

3.1   Funding...........................................................................    15
3.2   Timing of Contributions by the Employer...........................................    15
3.3   Determination of Funding Requirements.............................................    15
3.4   No Duty of Trustee to Determine or Enforce Contributions..........................    15

                                  ARTICLE IV
                       Determination of Accrued Benefit
                       --------------------------------

4.1   Accrued Benefit...................................................................    15
4.2   Accrued Benefit Service Rules.....................................................    17
4.3   Top Heavy Minimum Benefit.........................................................    17
4.4   Accrued Benefit Limitation........................................................    19
4.5   Additional Accrued Benefit Limitations When Employer Maintains More
       Than One Plan....................................................................    19
4.6   Effect of Certain Cash-Outs on Accrued Benefit....................................    20
4.7   No Duplication of Benefits........................................................    20
4.8   Special Rules for Reemployed Veterans.............................................    20

                                   ARTICLE V
                               Retirement Dates
                               ----------------

5.1   Normal Retirement Date............................................................    21
5.2   Delayed Retirement Date...........................................................    21
5.3   Early Retirement Date.............................................................    21
5.4   Disability and Retirement, Death or Separation after Disability...................    21

                                  ARTICLE VI
                                    Vesting
                                    -------

6.1   Vesting at Retirement or Attainment of Normal Retirement Age......................    23
6.2   Vesting in Accrued Benefit at Other Times.........................................    23
6.3   Vesting Service Rules.............................................................    23
6.4   Forfeiture and Restoration of Accrued Benefits....................................    24
6.5   No Reduction in Certain Vested Accrued Benefits by Reason of Re-Employment........    24
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                                     -ii-
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                                  ARTICLE VII
                                Death Benefits
                                --------------

7.1   Death after Annuity Starting Date.................................................    24
7.2   Death before Annuity Starting Date................................................    24
7.3   Pre-Retirement Spouse's Death Benefit.............................................    24
7.4   Beneficiary Designation...........................................................    25

                                 ARTICLE VIII
                              Payment of Benefits
                              -------------------

8.1   Time of Payment...................................................................    25
8.2   Form of Accrued Benefit Payment...................................................    27
8.3   Form of Death Benefit Payment.....................................................    28
8.4   Benefit Cash-Out..................................................................    28
8.5   Plan to Plan Direct Rollover as a Distribution Option.............................    28
8.6   Notice, Election and Consent Regarding Accrued Benefit Payment....................    29
8.7   Special Rules for Benefits on Re-employment or Continued Employment
      after Normal Retirement Age.......................................................    31
8.8   Benefit Determination and Payment Procedure.......................................    32
8.9   Claims Procedure..................................................................    33
8.10  Payments to Minors and Incompetents...............................................    34
8.11  Distribution of Benefit When Distributee Cannot Be Located........................    34
8.12  Minimum Amount Paid Monthly.......................................................    35

                                  ARTICLE IX
        Addition Restrictions and Limitations on Payments and Benefits
        --------------------------------------------------------------

9.1   Pre-termination Limitations on
       Annual Payments to Certain Highly Compensated Employees..........................    35
9.2   Restrictions on Benefits at Plan Termination......................................    36

                                   ARTICLE X
                                   The Fund
                                   --------

10.1  Trust Fund and Exclusive Benefit..................................................    36
10.2  Plan and Fund Expenses............................................................    36
10.3  Reversions to the Employer........................................................    37
10.4  No Interest Other Than Plan Benefit...............................................    37
10.5  Provisions Relating to Insurer....................................................    37
10.6  Payments from the Fund............................................................    38
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                                     -iii-
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                                  ARTICLE XI
                                  Fiduciaries
                                  -----------

11.1  Named Fiduciaries and Duties and Responsibilities.................................    38
11.2  Limitation of Duties and Responsibilities of Named Fiduciaries....................    38
11.3  Service by Named Fiduciaries in More Than One Capacity............................    38
11.4  Allocation or Delegation of Duties and Responsibilities
       Named Fiduciaries................................................................    38
11.5  Investment Manager................................................................    39
11.6  Assistance and Consultation.......................................................    39
11.7  Indemnification...................................................................    39

                                  ARTICLE XII
                         Powers and Duties of Trustee
                         ----------------------------

12.1  Trustee Powers and Duties.........................................................    39
12.2  Accounts..........................................................................    41
12.3  Two or More Trustees..............................................................    41
12.4  Management of Fund by Investment Manager..........................................    42
12.5  Trustee Compensation and Expenses.................................................    42
12.6  Bond..............................................................................    42
12.7  Trustee Resignation, Removal or Death an
       Appointment of Successor or Additional Trustee...................................    42
12.8  Establishment of Separate Trusts..................................................    43
12.9  Automatic Successor Trustee by Corporate Transaction..............................    44

                                 ARTICLE XIII
                              Plan Administration
                              -------------------

13.1  Appointment of Plan Administrator.................................................    44
13.2  Plan Sponsor as Plan Administrator................................................    44
13.3  Compensation and Expenses.........................................................    44
13.4  Procedure if a Committee..........................................................    44
13.5  Action by Majority Vote if a Committee............................................    44
13.6  Appointment of Successors.........................................................    44
13.7  Additional Duties and Responsibilities............................................    44
13.8  Power and Authority...............................................................    45
13.9  Availability of Records...........................................................    45
13.10 No Action with Respect to Own Benefit.............................................    45
13.11 Limitation on Powers and Authority................................................    45

                                  ARTICLE XIV
                       Amendment and Termination of Plan
                       ---------------------------------

14.1  Amendment.........................................................................    46
14.2  Merger, Consolidation or Transfer of Assets.......................................    46
14.3  Plan Permanence and Termination...................................................    46
14.4  Lapse in Contributions............................................................    46
14.5  Termination Events................................................................    46
14.6  Benefits and Vesting upon Termination.............................................    47
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14.7  Administration of Plan after Termination..........................................    48
14.8  Distribution of Assets after Termination..........................................    48
14.9  Effect of Employer Merger, Consolidation or Liquidation...........................    48

                                  ARTICLE XV
                                 Miscellaneous
                                 -------------

15.1  Headings..........................................................................    49
15.2  Gender and Number.................................................................    49
15.3  Governing Law.....................................................................    49
15.4  Employment Rights.................................................................    49
15.5  Conclusiveness of Employer Records................................................    49
15.6  Right to Require Information and Reliance Thereon.................................    49
15.7  Alienation and Assignment.........................................................    49
15.8  Notices and Elections.............................................................    49
15.9  Delegation of Authority...........................................................    50
15.10 Service of Process................................................................    50
15.11 Construction......................................................................    50

                                  ARTICLE XVI
                             Adoption of the Plan
                             --------------------

16.1  Initial Adoption and Failure to Obtain Qualification..............................    50
16.2  Adoption by Additional Employers..................................................    50

                                  Appendices
                                  ----------

Appendix A - Elapsed Time Method of Determining Service

Appendix B - Determination of Top Heavy Plan Status

Appendix C - List of Participating Employers

Appendix D - Actuarial Equivalents and Values

Appendix E - List of Additional Excluded Positions

     THIS PLAN AND TRUST AGREEMENT, made and entered into this ______ day of December, 1992, by and between ESKIMO PIE CORPORATION, a Delaware corporation, and other participating employers who may adopt this agreement as provided herein (hereinafter called the "Employer") and WILLIAM M. FARISS, JR. of Richmond, Virginia (hereinafter called the "Trustee").


                                  WITNESSETH:
                                  -----------

     THAT WHEREAS, the Employer by due corporate action has approved and authorized the execution of this defined benefit pension plan and its related trust provisions for its employees; and

     WHEREAS, it is deemed desirable that money or other property contributed for the payment of benefits hereunder be segregated and held pursuant hereto for the exclusive benefit of such employees as shall be included hereunder; and

     WHEREAS, the Trustee has consented to act as Trustee and to hold the assets contributed to effectuate the trust provisions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto declare and agree as follows:


                                   ARTICLE I
                              Definition of Terms
                              -------------------

     The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

     1.1 "Accrued Benefit": That benefit determined under the provisions of paragraph 4.1 to which a Participant is entitled.

     1.2 "Act": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

     1.3       "Active Participant":  A Participant who is an Eligible Employee.

     1.4       "Actuarial Equivalent" or "Actuarial Value":

          (i) In the case of actual or deemed benefit payments to a Participant, a benefit of equivalent value to his Accrued Benefit commencing on the Participant's Normal Retirement Date (or as otherwise provided in subparagraph 4.1(a)),

          (ii) In the case of a Pre-Retirement Spouse's Death Benefit commencing to a Participant's Spouse, a benefit of equivalent value to such Death Benefit commencing on such Spouse's Earliest Commencement Date (as determined pursuant to paragraph 7.3), and

          (iii) For any other purpose, an amount or benefit of equivalent value to another benefit or amount, based on the form(s) (which term is intended to include the time(s)) of payment involved,

all as determined pursuant to Appendix D and the applicable sections of the Plan.

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     1.5       "Adjustment Factor": The cost of living adjustment factor
prescribed by the Secretary of the Treasury or his delegate under Section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary of the Treasury or his delegate shall prescribe.

     1.6 "Administrator": The Plan Administrator provided for in ARTICLE XIII hereof.

     1.7 "Affiliate": The Employer and each of the following business entities or other organizations (whether or not incorporated) which during the relevant period is treated (but only for the portion of the period so treated and for the purpose and to the extent required to be so treated) together with the Employer as a single employer pursuant to the following sections of the Code (as modified where applicable by Section 415(h) of the Code):

          (i) Any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer,

          (ii) Any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer,

          (iii) Any organization (whether or not incorporated) which is a member of an affiliated service group as defined in Section 414(m) of the
     Code) which includes the Employer, and

          (iv) Any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     1.8 "Annuity Starting Date": The first day of the first period for which a benefit is paid as an annuity or in any other form (as opposed to the actual date of payment). Notwithstanding the foregoing, the Annuity Starting Date shall not be considered delayed because actual benefit payment is delayed for reasonable administrative reasons as long as all benefits due are actually made. Further, the Administrator may consider the Annuity Starting Date delayed for notice, election and consent purposes but not for payment purposes (which means that payment may be made retroactively to the Annuity Starting Date once the notice, election and consent requirements are satisfied).

     1.9 "Beneficiary": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 7.4 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

     1.10 "Board": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer.

     1.11 "Code": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

     1.12      "Compensation":

     1.12(a)   The sum of:

          (i) An Employee's earnings, exclusive of all awards or payments under any stock bonus, stock option, or stock purchase plan, or any plan involving stock appreciation rights, prizes, expense reimbursements and allowances, severance pay, imputed income, amounts contributed for the Employee pursuant to and benefits under the Plan or any other employee benefit plan or program of the Employer, or any other similar remuneration, as reportable in the Wages, Tips and Other Compensation Box (currently Box
     10) on I.R.S. Form W-2 pursuant to Sections 6041, 6051 and 6052 of the Code received by or made available to him as an Eligible Employee directly from the Employer (but not from any Affiliate which is not a participating employer unless otherwise expressly provided) for a Plan Year, and

          (ii) The Employee's elective salary reduction or similar contributions excluded from such earnings by reason of Sections 125, 402(a)(8) (or effective January 1, 1993, 402(e)(3)) and 402(h) of the Code and contributed as an Eligible Employee.

Any such compensation in excess of the Compensation Limit for a Plan Year shall be disregarded. Compensation for a Plan Year shall be rounded to the nearest whole dollar.

     1.12(b)   For purposes of determining the Accrued Benefit of a Participant who is Disabled (as provided in paragraph 5.4) as an Eligible Employee, such Participant shall be deemed to have received Compensation during periods for which he is considered to be Disabled, as determined pursuant to paragraph 5.4, at his most recent actual or equivalent annual rate of Compensation in effect prior to his becoming Disabled. A Participant's "actual or equivalent hourly rate of Compensation" means his Compensation for the twelve (12) consecutive calendar month period ending prior to the calendar month in which his Disability commenced.

     1.12(c)   If a Participant becomes an Executive (as defined in paragraph
1.16) and thereafter ceases to be an Executive and thereupon or later becomes a Salaried Employee who is not an Executive, his compensation and service as an Executive shall be taken into account as compensation and service as an Eligible Employee solely for purposes for determining his Compensation and Average Compensation until such time, if ever, as he again becomes an Executive. This operating rule may apply more than once.

     1.13      "Compensation Limit":  $200,000 (as adjusted by the Adjustment
Factor).

     1.13(a)   In determining the Compensation (or other amounts which may refer to the Compensation Limit) of any Employee who is a Highly Compensated Employee for purposes of applying the Compensation Limit in Plan Years beginning after December 31, 1988, the Compensation (or other amounts which may refer to the Compensation Limit) of his Family Members who are his spouse or any of his lineal descendants who have not attained the age of nineteen (19) by the end of the Plan Year (or other stated computation period) shall be aggregated with and treated as part of the Employee's Compensation (or any other amounts which may refer to the Compensation Limit). When Compensation (or any other amount which may refer to the Compensation Limit) is limited by the Compensation Limit, it shall be disregarded in the following order, determined on a Plan Year by Plan Year basis:

          (i) First, Compensation (or other amounts which may refer to the Compensation Limit) of Employees who are not participants in any qualified retirement plan maintained by any Affiliate shall be disregarded; and

          (ii) Then, Compensation (or other amounts which may refer to the Compensation Limit) shall be disregarded proportionately based on the applicable amount determined without regard to the Compensation Limit.

     1.13(b)   For purposes of applying the Compensation Limit:

          (i) The Compensation Limit applicable to each Plan Year (or other applicable computation period) beginning after December 31, 1988 shall be the Compensation Limit in effect for each such Plan Year (or other applicable computation period), determined without increases in the Compensation Limit for subsequent periods.

          (ii) The Compensation Limit applicable to each Plan Year (or other applicable computation period) beginning before January 1, 1989 shall be the Compensation Limit in effect for the first Plan Year (or other applicable computation period) beginning after December 31, 1988.

     1.13(c)   In addition to other applicable limitations set forth in the
Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     1.13(d)   Notwithstanding anything to the contrary in this paragraph, the family aggregation rules in this paragraph (providing for the aggregation of Highly Compensated Employees and Family Members for purposes of applying the Compensation Limit) shall cease to apply with respect to Plan Years beginning on or after January 1, 1997.

     1.14 "Contract": A group annuity contract, deposit administration contract, immediate participation guarantee contract, or other investment-oriented or funding contract or agreement issued by an Insurer to hold the assets of the Plan.

     1.15 "Effective Date": April 6, 1992, except that with respect to any Employer thereafter adopting the Plan as a participating employer, such date as may be set forth in its adoption agreement or in the Plan. The Administrator shall maintain as Appendix C to the Plan a list of the Effective Dates of participation of all Employers participating in the Plan.

     1.16      "Eligible Employee":

     1.16(a)   A Salaried Employee who is not an Executive.  In no event shall
Leased Employees be considered as Eligible Employees or be eligible to actively participate in the Plan.

     1.16(b)   For purposes hereof, the term "Executive" means a person (i) who is the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer, the Secretary, or a General Manager of the Plan Sponsor or (ii) who holds a position described in Appendix B to the Plan, which Appendix and job descriptions may be modified or amended at any time by the Chief Executive Officer of the Plan Sponsor without Board approval and which exclusions shall be effective from the later of January 1, 1993, the effective date(s) of the addition of the exclusion(s) or the date an Employee holds any such position.

     1.17 "Employee": Any individual employed in the service of the Employer as a common law employee, any sole proprietor or partner of a partnership constituting an Affiliate, and any Leased Employee (but only for the purpose and to the extent treated under Section 414(n) of the Code as an employee of the Employer).

     1.18      "Employer":

     1.18(a)   The Plan Sponsor and each other employer heretofore or hereafter executing or adopting the Plan as a participating employer, collectively unless the context otherwise indicates, for as long as it remains a participating employer; and with respect to any Employee, any one or more of such Employers by which he is at any time employed (unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement). The Administrator shall maintain as Appendix C to the Plan a list of all such Employers who are, from time to time, participating employers in the Plan.

     1.18(b)   For purposes of determining:

          (i) Service for all purposes of the Plan (other than for purposes of determining non-Top Heavy Plan benefit accrual, Eligible Employees and Years of Benefit Service unless otherwise specifically provided) and commencement of service and termination of employment with the Employer,

          (ii) Employees, Family Members, Highly Compensated Employees, Key Employees, and Leased Employees,

          (iii)  Top Heavy Plan status, contributions and benefits,

          (iv)   Statutory Compensation and Total Compensation, and

          (v)    Any limitations of Accrued Benefits hereunder,

the term "Employer" shall include each Affiliate which during any year commencing after September 2, 1974 is treated as an Affiliate and each predecessor employer which maintained this Plan (but not beyond the time it ceased to maintain the Plan) within the meaning of Section 414(a) of the Code, but only for the portion of any such year or years so treated and for the purpose and to the extent required to be so treated.

     1.18(c)   For purposes of determining compensation and service with any business entity, or predecessor thereto, which is merged into an Employer, or a predecessor thereto, or all or substantially all the assets or the operating assets acquired by an Employer, or predecessor thereto, compensation from and service with such business entity and predecessor thereto shall be treated as compensation from and service with an Employer to the extent provided by resolution of the Board or in any corporation or plan merger, consolidation or asset transfer agreement or any adoption agreement approved by the Board.

     1.18(d)   For purposes of determining service and compensation under the
Plan, service with and compensation from Reynolds Metals Company, a Delaware corporation, and any of its "affiliates" (determined on the same basis as Affiliates are determined, but substituting Reynolds Metals Company for the Plan Sponsor) which was rendered or payable for service before April 6, 1992 shall be considered as service with the Employer for all purposes of the Plan.

     1.18(e)   Notwithstanding any other provision of the Plan:

          (i) Service with Sugar Creek Foods of Russellville, Inc., which was the predecessor by asset acquisition on February 28, 1994 to Sugar Creek Foods, Inc., shall not be considered service for any purpose of the Plan.

          (ii) Service with Sugar Creek Foods, Inc. prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered service for purposes of determining Years of Benefit Service under the Plan.

          (iii) Compensation from Sugar Creek Foods, Inc. for periods prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered Compensation for purposes of determining Accrued Benefits under subparagraph 4.1(a) of the Plan.

     1.19      "Family Member":

     1.19(a)   With respect to a Plan Year, an individual (whether or not himself a Highly Compensated Employee) who is considered a family member described in Section 414(q)(6)(A) of the Code with respect to the Employer; and, to the extent not inconsistent therewith, an individual who is a member of the family (consisting, with respect to an Employee, of such Employee's spouse and lineal ascendants and descendants and the spouses of lineal ascendants and descendants) on any day of the Determination Year or Look-Back Year with respect to such Plan Year of a Highly Compensated Employee who is either (i) a more than five percent (5%) owner of the Employer or (ii) in the group consisting of the ten (10) Highly Compensated Employees with the greatest Statutory Compensation for the relevant Determination Year or Look-Back Year.

     1.19(b)   For purposes hereof, the terms "Determination Year", "Look-Back
Year", and "more than five percent (5%) owner of the Employer" have the same meaning provided herein for purposes of determining Highly Compensated Employees.

     1.20 "Fund": The trust fund, including any separate trusts, created under and subject to the Plan, which shall be known as the "Eskimo Pie Corporation Salaried Retirement Trust".

     1.21      "Highly Compensated Employee":

     1.21(a)   For Plan Years beginning before January 1, 1997, an individual who is considered a "highly compensated employee" with respect to the Employer within the meaning of Section 414(q) of the Code; and, to the extent not inconsistent therewith, any Employee who is considered a Highly Compensated Active Employee or a Highly Compensated Former Employee for the Determination Year ending with or within such Plan Year, defined as follows:

          (i) The term "Highly Compensated Active Employee" means, with respect to a Determination Year, an Employee who is an Active Employee during the Determination Year and who during the Determination Year or the Look-Back Year either:

               (A) Was at any time a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees);

               (B) Received Statutory Compensation in excess of $75,000 (as adjusted by the Adjustment Factor);

               (C) Received Statutory Compensation in excess of $50,000 (as adjusted by the Adjustment Factor), and was a member of the twenty percent (20%) top-paid group of Employees; or

               (D)  Was one of the fifty (50) (or if less, the greater of three
          (3) or ten percent (10%) of total Employees) officers of the Employer having the largest annual Statutory Compensation and having Statutory Compensation in excess of $45,000 (or fifty percent (50%) of any other amount, as adjusted by the Adjustment Factor, in effect under Section 415(b)(1)(A) of the Code), provided, however, that if no officers received Statutory Compensation for either such Plan Year in excess of such dollar amount, then the officer receiving the largest annual Statutory Compensation shall be a Highly Compensated Active Employee.

     Notwithstanding the foregoing, an Employee shall not be considered described in clauses (i)(B), (C) and (D) of this subparagraph for a Determination Year (although he may for a Look-Back Year) unless he also is one of the one hundred (100) Active Employees who receive the greatest Statutory Compensation for the Determination Year.

          (ii)   The term "Highly Compensated Former Employee" means:

               (A) With respect to a Determination Year, a Former Employee who has had a Separation Year prior to the Determination Year and who was a Highly Compensated Active Employee for either such Separation Year or any Determination Year ending on or after his attainment of the age of fifty-five (55).

               (B) Notwithstanding the foregoing, an Employee shall not be treated as a Highly Compensated Former Employee by reason of having a Deemed Separation Year after such Employee actually separates from service with the Employer if, after such Deemed Separation Year and before his Actual Separation Year, his services for the Employer and Statutory Compensation for a Determination Year increase significantly so that the Employee is treated as having a Deemed Resumption of Employment.

               (C) Notwithstanding the foregoing, a Former Employee who separated from service with the Employer before the beginning of the first Determination Year beginning on or after January 1, 1987 shall not be treated as a Highly Compensated Former Employee unless he is described in one or more of the following groups during either his Actual Separation Year (or the year immediately preceding his Actual Separation Year) or any Determination Year ending on or after his attainment of the age of fifty-five (55) (or the last Determination Year ending before his attainment of the age of fifty-five (55)):

                    (I) He was at any time a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees); or

                    (II) His Statutory Compensation was in excess of $50,000.

     1.21(b)   For Plan Years beginning on or after January 1, 1997, an
individual who is considered a "highly compensated employee" with respect to the Employer within the meaning of Section 414(q) of the Code; and, to the extent not inconsistent therewith, any Employee who is considered a Highly Compensated Active Employee or a Highly Compensated Former Employee for the Determination Year ending with or within such Plan Year, defined as follows:

          (i) The term "Highly Compensated Active Employee" means, with respect to a Determination Year, an Employee who is an Active Employee during the Determination Year and who either:

               (A) Was at any time a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees) for the Determination Year or the Look-Back Year, or

               (B) Received Statutory Compensation in excess of $80,000 (as adjusted by the Adjustment Factor, but with the base period being the calendar quarter ending September 30, 1996) and, at the election (the "top-paid group election") of the Plan Sponsor in accordance with
          Section 414(q) of the Code, was a member of the twenty percent (20%) top-paid group of Employees for the Look-Back Year.

     The Plan Sponsor hereby makes the top-paid group election, provided, however, that the election shall be ineffective for any Determination Year beginning in a calendar year beginning on or after January 1, 1998 and before January 1, 2000 unless the Employer makes the top-paid group election with respect to the determination years beginning in such calendar year for all of the retirement plans (which for this purpose are plans qualified under Section 401(a) or 403(a) of the Code or described in
     Section 403(b) or 408(k) of the Code) sponsored by the Employer, and provided, further, that the election shall be ineffective for any Determination Year beginning in a calendar year beginning on or after January 1, 2000 unless the Employer makes the top-paid group election with respect to the determination years beginning in such calendar year for all of the retirement plans and nonretirement plans (which for this purpose are employee benefit arrangements to which the definition of highly compensated employees under Section 414(q) of the Code is applicable and which are not plans qualified under Section 401(a) or 403(a) of the Code or described in
     Section 403(b) or 408(k) of the Code) sponsored by the Employer.

          (ii)   The term "Highly Compensated Former Employee" means:

               (A) With respect to a Determination Year, a Former Employee who has had a Separation Year prior to the Determination Year and who was a Highly Compensated Active Employee for either such Separation Year or any Determination Year ending on or after his attainment of the age of fifty-five (55) (based on the rules under Section 414(q) in effect for the applicable Separation Year or Determination Year).

               (B) Notwithstanding the foregoing, an Employee shall not be treated as a Highly Compensated Former Employee by reason of having a Deemed Separation Year after such Employee actually separates from service with the Employer if, after such Deemed Separation Year and before his Actual Separation

          Year, his services for the Employer and Statutory Compensation for a Determination Year increase significantly so that the Employee is treated as having a Deemed Resumption of Employment.

     1.21(c)   For purposes hereof:

          (i) The term "Active Employee" means, with respect to a Determination Year, a current Employee who performs services for the Employer as an Employee at any time during the Determination Year.

          (ii) The term "Deemed Resumption of Employment" means an increase in both services performed for the Employer as an Employee and Statutory Compensation, based on the facts and circumstances, and at a minimum shall include an increase in Statutory Compensation to the extent that such increased Statutory Compensation would not result in a Deemed Separation Year.

          (iii)  The term "Determination Year" means the Plan Year.

          (iv) The term "Former Employee" means, with respect to a Determination Year, a current or former Employee who performs no services for the Employer as an Employee during the Determination Year.

          (v)    The term "Look-Back Year" means:

               (A) With respect to a Determination Year beginning before January 1, 1997, the year immediately preceding the Determination Year in question, provided, however, that if the Determination Year is the calendar year and the Administrator elects in accordance with Section 414(q) of the Code to determine the status of individuals as Highly Compensated Employees on the basis of a Look-Back Year and Determination Year which are the same year, then the Look-Back Year shall be the Determination Year.

               (B) With respect to a Determination Year beginning on or after January 1, 1997, the year immediately preceding the Determination Year in question.

          (vi)   The term "Separation Year" means:

               (A) An "Actual Separation Year" which is a Determination Year in which a Former Employee last performed services for the Employer as an Employee prior to becoming a Highly Compensated Former Employee; or

               (B) A "Deemed Separation Year" which is a Determination Year prior to the Employee's attainment of the age of fifty-five (55) in which he is an Active Employee and in which his Statutory Compensation is less than fifty percent (50%) of his average annual Statutory Compensation for the three (3) consecutive calendar years preceding the Determination Year during which his Statutory Compensation was the highest (or the total period of the Employee's service with the Employer if less). A Deemed Separation Year is relevant for purposes of determining whether an Employee is a Highly Compensated Former Employee after he has an Actual Separation Year, but is not relevant for purposes of identifying him as an Active or Former Employee.

     1.21(d)   For purposes hereof:

          (i) The Adjustment Factor for a Determination Year or a Look-Back Year shall be applied on the basis of the calendar year in which such Determination Year or Look-Back Year begins.

          (ii) The Administrator may adopt any rounding or tie-breaking rules it desires in making relevant determinations so long as such rules are reasonable, non-discriminatory and uniformly and consistently applied.

          (iii) An Employee is a member of the twenty percent (20%) top-paid group for a year if he is one of the top twenty percent (20%) of Active Employees for the year when ranked on the basis of descending Statutory Compensation for such year (whether or not the Employee in question is excluded in determining the number of Employees in the twenty percent (20%) top-paid group). For this purpose, if bargaining unit Employees are not taken into account in determining the number of Employees in the twenty percent (20%) top-paid group pursuant to clause (iv)(E) of this subparagraph, they also shall not be taken into account in determining other Employees who are in twenty percent (20%) top-paid group.

          (iv) For purposes of determining the number of persons in the twenty percent (20%) top-paid group and the number of persons who may be considered officers for a year, the following rules shall apply:

               (A) The number of Employees who are in the twenty percent (20%) top-paid group for a year is twenty percent (20%), rounded to the nearest integer, of the total number of Active Employees who are not excluded Employees for such year.

               (B) The number of Employees equal to ten percent (10%) of total Employees for a year is ten percent (10%), rounded to the nearest integer, of the total number of Active Employees who are not excluded Employees for such year.

               (C)  All Former Employees for the year are excluded.

               (D) Employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer that constitutes income from sources within the United States for the year are excluded.

               (E) Employees who are in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives for the year are excluded if and only if ninety percent (90%) or more of the total Employees for the year are covered by a collective bargaining agreement with the Employer and the Active Participants in the Plan do not include any such bargaining unit Employees.

               (F) Employees shall not be excluded on the basis of age or length of prior service.

          (v) If any Plan Year is a period of less than twelve (12) months, then any dollar amount referred to in this paragraph shall be prorated by multiplying the otherwise applicable dollar amount for such Plan Year by a fraction, the numerator of which is the number of months in such Plan Year and the denominator of which is twelve (12).

     1.22 "Hour of Service": An hour for which an Employee is paid by the Employer, or entitled to payment, for the performance of duties, including each hour for which credit has not theretofore been given and for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer.

     1.23      "Inactive Participant":  A Participant who is not an Eligible
Employee.

     1.24 "Insurer": Any insurance company which issues a Contract to hold assets of the Plan or a Policy to provide for payment of benefits under the Plan or to provide life insurance pursuant to the Plan.

     1.25 "Investment Manager": A fiduciary of the Plan appointed to manage all or part of the assets of the Fund and serving pursuant to ARTICLE X and qualifying as an "investment manager" within the meaning of Section 3(38) of the Act.

     1.26      "Key Employee":

     1.26(a)   With respect to a Plan Year, any Employee or former Employee (or his Beneficiary if he is deceased) considered to be a "key employee" with respect to the Employer at the time in question within the meaning of Section 416(i)(1) of the Code; and to the extent not inconsistent therewith, any Employee or former Employee (or his Beneficiary if he is deceased) who at any time during such Plan Year, or any of the preceding four (4) Plan Years, is either:

          (i) One of the fifty (50) (or if less, the greater of three (3) or ten percent (10%) of total Employees, as determined for purposes of determining Highly Compensated Employees) officers of the Employer having the largest annual Statutory Compensation during any such Plan Year and having Statutory Compensation in excess of $45,000 (or fifty percent (50%) of any other amount, as adjusted by the Adjustment Factor, in effect for the relevant Plan Year under Section 415(b)(1)(A) of the Code);

          (ii) One of the ten (10) Employees having Statutory Compensation in excess of $30,000 (or any other amount, as adjusted by the Adjustment Factor, in effect for the relevant Plan Year under Section 415(c)(1)(A) of the Code) and owning more than a one-half percent (.5%) interest in the Employer, who owns the largest interests in the Employer, provided that if two such Employees have the same interest in the Employer, the Employee having the greater Statutory Compensation shall be treated as having a larger interest;

          (iii)  A more than five percent (5%) owner of the Employer; or

          (iv) A more than one percent (1%) owner of the Employer having an annual Statutory Compensation of more than $150,000.

     1.26(b)   In determining ownership in the Employer for purposes hereof the constructive ownership rules of Section 318 of the Code (as modified by Section 416(i)(1)(B)(iii) of the Code) shall apply, and the rules of Sections 414(b),
(c), (m) and (o) of the Code shall not apply.

     1.27      "Leased Employee":

     1.27(a)   An individual who is considered a leased employee of the Employer within the meaning of Section 414(n)(2) of the Code and, to the extent not inconsistent therewith, any person:

          (i) Who, pursuant to an agreement between the recipient Employer and any other person (the "leasing organization"), has performed services for the recipient Employer or for the recipient Employer and related persons (determined in accordance with Section 414(n)(6) of the Code),

          (ii) Whose services are performed on a substantially full-time basis for a period of at least one year, and

          (iii) For years beginning before January 1, 1997, whose services are of a type historically performed by employees in the business field of the recipient Employer; and for years beginning after December 31, 1996, whose services are performed under the primary control or direction of the recipient Employer.

     1.27(b)   Notwithstanding the foregoing, if such leased employees
constitute less than twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, individuals otherwise considered to be Leased Employees shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code (unless otherwise provided by the terms of the Plan) and, to the extent not inconsistent therewith, which:

          (i)    Is maintained by the leasing organization,

          (ii) Is a money purchase pension plan with a non-integrated employer contribution rate of at least seven and one-half percent (7-1/2%) of compensation in the case of services performed before January 1, 1987 or ten percent (10%) of compensation in the case of services performed after December 31, 1986,

          (iii)  Provides full and immediate vesting, and

          (iv) Provides for immediate participation by each employee of the leasing organization (other than employees who perform substantially all their services for the leasing organization or whose compensation from the leasing organization in each of the four (4) Plan Years ending with the Plan Year in question is less than $1,000).

For purposes hereof, "compensation" means compensation as defined in Section 415(c)(3) of the Code, but determined without regard to Sections 125, 402(e)(3) and 402(h)(1)(B) of the Code and without regard to employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code for Plan Years beginning before January 1, 1998.

     1.29 "Non-Key Employee": Any Employee (including the Beneficiary of such Employee) who is not a Key Employee.

     1.30 "Normal Retirement Age": With respect to a Participant, the later of:

          (i)    The age of sixty-five (65), or

          (ii) The Participant's attained age on the fifth anniversary of his first becoming an Employee.

     1.31 "Participant": An Eligible Employee or other person qualified to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof.

     1.32 "Plan": This Agreement, including the Appendices hereto, as contained herein or duly amended. The defined benefit plan maintained pursuant hereto shall be known as the "Eskimo Pie Corporation Salaried Retirement Plan".

     1.33 "Plan Sponsor": Eskimo Pie Corporation, a Delaware corporation (or its corporate successor).

     1.34 "Plan Year": A year commencing upon the first day of January of each year.

     1.35 "Policy": A group or individual policy, contract or other agreement (including a certificate) issued by an Insurer which is not a Contract and which is obtained to provide for the accumulation and/or payment of benefits under the Plan or to provide life insurance pursuant to the Plan.

     1.36 "QDRO": A qualified domestic relations order within the meaning of Section 206(d)(3) of the Act and Section 414(p) of the Code and as determined by the Administrator pursuant to the Plan.

     1.37 "Salaried Employee": Any common law employee of the Employer (exclusive of any Affiliate which is not a participating employer unless otherwise expressly provided) who is employed on a salaried basis.

     1.38 "Spouse": For the purpose of qualifying to receive survivor annuity benefits under the Plan, an individual to whom a Participant was married:

          (i)    On his Annuity Starting Date, or

          (ii) If he has not reached his Annuity Starting Date, throughout the one year period ending on his date of death.

The determination of the marital status of a Participant shall be made pursuant to applicable local law; provided, however, that a Participant's former spouse shall continue to be considered married to the Participant, and a Participant's current spouse shall be considered not married to the Participant, to the extent provided under a QDRO.

     1.39      "Statutory Compensation":

     1.39(a)   For Plan Years beginning before January 1, 1998, an Employee's
Total Compensation plus employee elective salary reduction or similar contributions excluded from Total Compensation by reason of Sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457(b) of the Code. Statutory
Compensation for a Plan Year (or other applicable computation period) shall be limited by the Compensation Limit for all purposes other than determining Family Members, Highly Compensated Employees and Key Employees.

     1.39(b)   For Plan Years beginning on or after January 1, 1998, an
Employee's Total Compensation. Statutory Compensation for a Plan Year (or other applicable computation period) shall be limited by the Compensation Limit for all purposes other than determining Highly Compensated Employees and Key Employees.

     1.40 "Super Top Heavy Plan": The Plan, if it would still be considered a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in the definition of a Top Heavy Plan.

     1.41 "Top Heavy Plan": The Plan, for any Plan Year beginning after December 31, 1983, if the sum of the present values of the cumulative Accrued Benefits of Key Employees under the Plan, and the present values of the cumulative accrued benefits of Key Employees under all plans aggregated with it, exceeds sixty percent (60%) of the aggregate of the present value of the cumulative Accrued Benefits under this Plan and accrued benefits under such plan(s) at the applicable determination date. For purposes hereof, aggregation, accrued benefits (including Accrued Benefits) taken into account, the determination date and all other standards and criteria for determining top-heaviness under this Plan and such other plan(s) shall be determined under
Section 416 of the Code. Subject to the foregoing, more specific rules for determining whether the Plan is a Top Heavy Plan are provided in Appendix B.

     1.42      "Total Compensation":

     1.42(a)   For Plan Years (or Limitation Years, as applicable) beginning before January 1, 1998, the total earnings from the Employer reportable in the Wages, Tips and Other Compensation Box (currently Box 10) on I.R.S. Form W-2 pursuant to Sections 6041, 6051 and 6052 of the Code received by or made available to an Employee during any Plan Year or, for purposes of the limitations imposed by Section 415 of the Code, any Limitation Year (as defined in paragraph 4.5).

     1.42(b)   For Plan Years (or Limitation Years, as applicable) beginning on or after January 1, 1998, the total earnings from the Employer reportable in the Wages, Tips and Other Compensation Box (currently Box 10) on I.R.S. Form W-2 pursuant to Sections 6041, 6051 and 6052 of the Code received by or made available to an Employee during any Plan Year or, for purposes of the limitations imposed by Section 415 of the Code, any Limitation Year (as defined in paragraph 4.5) plus, to the extent not included therein, employee elective salary reduction or similar deferral contributions excluded from W-2 compensation by reason of Section 125, 402(g)(3) or 457(b) of the Code (and elective deferrals or contributions under any other sections of the Code covered by Section 415(c)(3)(D) of the Code).

     1.43 "Trustee": William M. Fariss, Jr.; and any successor or additional Trustee or Trustees, including any Co-Trustee or Separate Trustee as provided in ARTICLE XII, appointed and serving in accordance herewith.

     1.44      "Year of Benefit Service":

     1.44(a)   A Period of Service (as defined in Appendix A) as an Eligible
Employee of one year, excluding all service before April 6, 1992. For purposes hereof, where a Period of Service as an Eligible Employee is longer than one year, it shall be treated as that number of Years of Benefit Service (and fractional part thereof) equal to the whole number of years (and fractional part thereof) in such Period of Service.

     1.44(b)   Notwithstanding anything to the contrary herein, if a Salaried
Employee is an Executive (as defined in paragraph 1.16) during a Plan Year, no part of such Plan Year shall be taken into account in determining such person's Years of Benefit Service.

     1.45 "Year of Broken Service": A Break in Service (as defined in Appendix A) of one year. For purposes hereof, where a Break in Service is longer than one year, it shall be treated as that number of Years of Broken Service (and fractional part thereof) equal to the whole consecutive number of years (and fractional part thereof) in the Period of Severance.

     1.46 "Year of Service": A year, based on the applicable computation period stated when used in the Plan and expressed in terms of a whole and partial year, which is included in a Period of Service (as defined in Appendix
A).

     1.47 "Year of Vesting Service": A Period of Service (as defined in Appendix A) of one year. For purposes hereof, when a Period of Service is longer than one year, it shall be treated as that number of Years of Vesting Service (and fractional parts thereof) equal to the whole number of years (and fractional parts thereof) in the Period of Service.


                                  ARTICLE II
                         Eligibility and Participation
                         -----------------------------

     2.1       Eligibility and Date of Participation.
               -------------------------------------

     2.1(a)    Each Eligible Employee who has attained the age of twenty-one
(21) years prior to an Entry Date shall become a Participant on the earlier of the following dates, provided he is then credited with at least one Year of Eligibility Service:

         (i) On the first Entry Date on which he is an Eligible Employee following his completion of such age and service requirements.

         (ii) If he is not an Eligible Employee on the first Entry Date following his completion of such age and service requirements, on the first day he thereafter becomes an Eligible Employee.

Notwithstanding the foregoing, each Employee who is an Eligible Employee at the time of a "change in control" of the Plan Sponsor shall become a Participant in the Plan as of the date for such change in control. For purposes hereof, the term "change in control" means "Change in Control" as defined in the Plan Sponsor's 1996 Incentive Stock Plan.

     2.1(b)    An individual who was, but ceased to be, a Participant shall again be a Participant at the first to occur of the following:

          (i)    If and when he again becomes an Eligible Employee,

          (ii) If all or part of his Accrued Benefit is considered cashed-out and forfeited pursuant to paragraph 4.6, if and when the cashed-out amount is reinstated pursuant thereto, or

          (iii) If his forfeited Accrued Benefit is restored pursuant to paragraph 6.4, if and when he again becomes an Employee.

     2.1(c)    An individual who becomes a Participant shall be or remain a
Participant for so long as he remains an Eligible Employee and thereafter while he is entitled to future benefits under the terms of the Plan.

     2.2       Eligibility Service Definitions and Rules.  For purposes of this
               -----------------------------------------
ARTICLE II, the following terms shall have the following meanings:

     2.2(a)    The term "Entry Date" means the Effective Date of the Plan and thereafter the first day of each calendar month of each Plan Year. Notwithstanding the foregoing, the first Entry Date with respect to an Employee of an Employer which adopts the Plan as a participating employer as of a date after the Effective Date of the Plan shall be the Effective Date of the adoption of the Plan as to such Employer. Additional Entry Dates may be provided in a participating employer's adoption agreement.

     2.2(b) The term "Year of Eligibility Service" means a Period of Service (as defined in Appendix A) of one year. For purposes hereof, when a Period of Service is longer than one year, it shall be treated as that number of Years of Eligibility Service (and fractional parts thereof) equal to the whole number of years (and fractional parts thereof) in the Period of Service.


                                  ARTICLE III
                                    Funding
                                    -------

     3.1       Funding.
               -------

     3.1(a)    All costs of benefits under the Plan shall be borne by
contributions by the Employer and any assets transferred to the Plan. Such contributions by the Employer shall equal amounts actuarially determined to be sufficient to satisfy the requirements of Section 302 of the Act and Section 412 of the Code, but shall not exceed amounts deductible by the Employer under
Section 404 of the Code. Each contribution shall be conditioned upon such deductibility. Funds released through the forfeiture of Accrued Benefits shall be applied first to pay administrative expenses of the Plan and Fund, if so directed by the Plan Sponsor, and then to reduce the Employer's contributions. Each Employer's contribution shall be in such amount as the Plan Sponsor shall determine.

     3.1(b)    In the event that any Employer is unable to make all or any part of any contribution to the Fund, the Plan Sponsor shall direct that one or more other Employers (including itself) contribute to the Fund on behalf of such Employer the amount prohibited by such limitation, and for purposes of administering the Plan such contribution shall be deemed made by the Employer on whose behalf it was made.

     3.2       Timing of Contributions by the Employer.  The contribution by the
               ---------------------------------------
Employer for any Plan Year shall be made in quarterly payments and as otherwise required under Section 302 of the Act and Section 412 of the Code, provided that the total amount of the contribution with respect to any taxable year of the Employer shall be paid not later than the date, including extensions thereof, on which the Employer's federal income tax return for such taxable year is due to be filed.

     3.3       Determination of Funding Requirements. The amount of the
               -------------------------------------
Employer's contribution for any Plan Year shall be determined by the enrolled actuary for the Plan who shall be selected by, and may from time to time be changed by, the Plan Sponsor. The Trustee shall provide to the Plan's enrolled actuary and the Plan Sponsor, or to its duly appointed representative, such information regarding the income, disbursements and value of the Fund as may be reasonably required for the purpose of making such determination. The Plan Sponsor and the Plan's enrolled actuary shall select the appropriate funding method and assumptions for determining the amount of the Employer's contribution.

     3.4       No Duty of Trustee to Determine or Enforce Contributions.  The
               --------------------------------------------------------
Trustee shall not be required to determine the amount of the Employer's contribution for any Plan Year or to enforce the duty of the Employer to make such contributions; but the Trustee shall provide the Employer with such information as it may reasonably require to determine the amount of its contribution.


                                  ARTICLE IV
                       Determination of Accrued Benefit
                       --------------------------------

     4.1       Accrued Benefit.
               ---------------

     4.1(a)    The Accrued Benefit of a Participant shall be an amount,
expressed in the form of a single life annuity payable monthly for the life of the Participant, commencing upon his Normal Retirement Date or as otherwise provided in this subparagraph 4.1(a), and equal to the amount determined under the Benefit Formula, calculated as follows:

          (i) A Participant who retires on his Normal Retirement Date shall be entitled to his Accrued Benefit calculated under the Benefit Formula to his Normal Retirement Date.

          (ii) A Participant whose employment with the Employer terminates after his Normal Retirement Date shall be entitled to an Accrued Benefit commencing on his Delayed Retirement Date (or, where applicable, his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement Date) equal to the sum of:

               (A) His Accrued Benefit calculated under the Benefit Formula to his Normal Retirement Date, and

               (B) The sum of the greater, determined for each Plan Year (or portion thereof) ending after his Normal Retirement Date, of:

                  (I) The excess, if any, of (a) his Accrued Benefit calculated under the Benefit Formula as of the end of such Plan Year (or if earlier and as applicable, his Delayed Retirement Date or his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement Date) over
               (b) his Accrued Benefit calculated as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later), or

                  (II) The excess, if any, of (a) the Actuarial Equivalent of his Accrued Benefit calculated under the Benefit Formula as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later), where the Actuarial Equivalent adjustment is determined as of the end of such Plan Year (or, where applicable, his Delayed Retirement Date or his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement Date) over (b) his Accrued Benefit calculated as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later).

          (iii) A Participant who retires on his Early Retirement Date shall be entitled to his Accrued Benefit calculated under the Benefit Formula to his Early Retirement Date.

          (iv) The Accrued Benefit of each other Participant shall be calculated under the Benefit Formula as of the applicable date for which such determination is made.

     4.1(b)    Notwithstanding the foregoing, the amount of a Participant's
Accrued Benefit derived from contributions by the Employer, expressed in the form of a single life annuity payable monthly for his life and commencing on his Normal Retirement Date, shall not be less than the Actuarial Equivalent of any Top Heavy Minimum Benefit required to be provided by the Plan to him under paragraph 4.3.

     4.1(c)    For purposes hereof:

          (i) A Participant's "Average Compensation" is the average of his Compensation for the five (5) consecutive Plan Years within the last ten
     (10) Plan Years prior to the date as of which his Accrued Benefit is determined (or if earlier, when he last is an Eligible Employee), during each of which he has Compensation and is credited with a full Year of Service as an Eligible Employee (with the Plan Year as the computation period) and which produce the highest average or, if they are less than five (5) such consecutive Plan Years, for all Plan Years during each of which he has Compensation and is credited with a full Year of Service as an Eligible Employee (based on the Plan Year). Plan Years shall be deemed to be consecutive even though interrupted by one or more Plan Years for each of which the Employee had no Compensation or was not credited with a full Year of Service as an Eligible Employee (based on the Plan Year). For purposes hereof:

               (A) Average Compensation shall be rounded to the nearest whole dollar.

               (B) If a Participant becomes an Executive (as defined in paragraph 1.16) and thereafter ceases to be an Executive and thereupon or later becomes a Salaried Employee who is not an Executive, his compensation and service as an Executive shall be taken into account as compensation and service as an Eligible Employee solely for purposes for determining his Compensation and Average Compensation until such time, if ever, as he again becomes an Executive. This operating rule may apply more than once.

          (ii)   The "Benefit Formula" is the greater of:

               (A) One-twelfth (1/12) of the product obtained by multiplying one and one-half percent (1-1/2%) of a Participant's Average Compensation by his Years of Benefit Service, or

               (B) The product obtained by multiplying Thirty-Six Dollars ($36) by the Participant's Years of Benefit Service.

     4.2       Accrued Benefit Service Rules.  For  purposes of determining the
               -----------------------------
Accrued Benefit of a Participant under subparagraph 4.1(a), all Years of Benefit Service shall be included.

     4.3       Top Heavy Minimum Benefit.
               -------------------------

     4.3(a) If the Plan is or has been a Top Heavy Plan, each Participant who is credited with at least one Year of Service (determined on the basis of a Plan Year as the computation period), who is not covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining with the Employer and who is a Non-Key Employee during the period the Plan is a Top Heavy Plan shall be entitled to a Top Heavy Minimum Benefit. For purposes hereof:

          (i) The Top Heavy Minimum Benefit is an amount, expressed in the form of a single life annuity payable monthly for the life of the Participant (with no ancillary benefits) commencing at his Normal Retirement Date, equal to one-twelfth (1/12) of the product obtained by multiplying:

               (A)  His Top Heavy Average Compensation, by

               (B) The product (not in excess of twenty percent (20%)) obtained by multiplying his aggregate full Years of Top Heavy Service by two percent (2%).

          (ii) If such a Participant's employment with the Employer terminates after his Normal Retirement Date, he shall be entitled to the greater of:

               (A) His Top Heavy Minimum Benefit calculated under clause (i) of this subparagraph to and commencing at his termination of employment with the Employer, or

               (B) The Actuarial Equivalent his Top Heavy Minimum Benefit commencing upon his termination of employment and calculated to his Normal Retirement Date or, if later, the end of the Plan Year immediately preceding the determination date.

          (iii) If the Plan is a Top Heavy Plan during more than one continuous period of time, the rules of this paragraph 4.3 shall be applied separately to each such period of time, but the maximum aggregate Top Heavy

     Minimum Benefit provided hereunder shall not exceed twenty percent (20%) of his highest Top Heavy Average Compensation in such periods of time.

     4.3(b)    For purposes of determining a Participant's Top Heavy Minimum
Benefit, the term "Top Heavy Average Compensation" means the average of an Employee's Total Compensation for the five (5) consecutive Plan Years (or all consecutive Plan Years if there are not five (5) such Plan Years) during which he has Total Compensation and is credited with a full Year of Service (with the Plan Year as the computation period) and which produce the highest average, computed as of the end of any Plan Year during which the Plan is a Top Heavy Plan (but not thereafter) and without taking into account Total Compensation for any Plan Year to the extent that it exceeds the Compensation Limit. Plan Years shall be deemed to be consecutive even though interrupted by one or more Plan Years for each of which the Employee had no Total Compensation or was not credited with a full Year of Service (based on the Plan Year).

     4.3(c)    For purposes of determining a Participant's Top Heavy Minimum
Benefit, the term "Year of Top Heavy Service" means each Plan Year for which the Participant is credited with a Year of Service determined on the basis of the Plan Year as the computation period, counting only Hours of Service as an Eligible Employee, and excluding the following service, to the extent not inconsistent with Section 416 of the Code:

          (i) Any Year of Service credited for Plan Years beginning before January 1, 1984.

          (ii) Any Year of Service credited for a Plan Year for which the Plan is not a Top Heavy Plan.

          (iii) Any Year of Service credited for a Plan Year for which the Participant is a Key Employee.

          (iv) Any Year of Service credited for a Plan Year for which the Participant is not an Active Participant (or does not accrue a benefit under the Plan) for reasons other than because his compensation is less than a stated amount or because of his failure to make mandatory contributions to the Plan.

     4.3(d)    It is the specific intent of this paragraph that only the minimum required benefit under Section 416 of the Code be provided and, notwithstanding any other provision hereof, the aggregate benefits provided for a Participant by this paragraph and the corresponding provisions of all other qualified retirement plans maintained by the Employer shall not exceed such minimum required for such Participant. For purposes hereof:

          (i) In the event such minimum for such Participant would otherwise be exceeded, the minimum benefit provided by this paragraph and such other corresponding provisions of a defined benefit plan shall be reduced pro rata until only the minimum required for such Participant is provided.

          (ii) In applying this subparagraph to the accrued benefit provided by a defined contribution plan, the following rules shall apply:

               (A) No such accrued benefit attributable to salary reduction contributions under Section 401(k) of the Code considered made by the Employer or matching contributions within the meaning of Section 401(m)(4)(A) of the Code shall be taken into account.

               (B) No such accrued benefit under a plan which does not provide payment of benefits in the form of a life annuity as the normal form of payment or which is not subject to the survivor annuity requirements of Section 417 of the Code shall be taken into account.

               (C) Otherwise, any minimum required benefit under this paragraph shall be reduced under a floor offset approach by the Actuarial Value of such accrued benefit attributable to contributions by the Employer under such plans by applying the Actuarial Equivalent factors hereunder for cash-outs to convert the amount of such accrued benefit determined at the earlier of the commencement of benefits under this Plan or under such other plan into a Top Heavy Minimum Benefit.

     4.4       Accrued Benefit Limitation.
               --------------------------

     4.4(a)    To the extent not otherwise provided herein or to the extent inconsistent with the provisions hereof and except as prohibited by applicable regulations under the Code, the applicable limitations on contributions and benefits under Section 415, as modified where applicable by Section 416 of the Code, are incorporated by reference and shall control over any contrary or omitted provisions in the Plan. As applicable to this Plan, the limitations on benefit of Section 415 of the Code generally limit a Participant's annual benefit (as defined in Section 415 of the Code) to the lesser of $90,000 (as adjusted by the Adjustment Factor) or 100% of his highest three consecutive year average Total Compensation.

     4.4(b) To the extent a death benefit with respect to a Participant is determined on the basis of his Accrued Benefit, or a projection thereof, such death benefit shall be determined on a basis which appropriately reflects the limitations imposed by Section 415 of the Code.

     4.4(c)    Notwithstanding the foregoing, adjustments in the $90,000 limit under Section 415 of the Code shall only be applicable to benefits provided by this Plan with respect to a Participant who is an Employee or Disabled (as provided in paragraph 5.4) at the time the adjustment is effective.

     4.4(d)    In complying with the limitations of Section 415 of the Code, all other transitional rules under any law enacting or amending Section 415, or
Section 416 as applicable to Section 415, of the Code shall be applicable as determined by the Plan Sponsor.

     4.5       Additional Accrued Benefit Limitations When Employer Maintains
               --------------------------------------------------------------
More Than One Plan.
------------------

     4.5(a)    If any Participant is or has been a participant in more than one
Qualified Defined Benefit Plans (whether or not terminated), the limitations contained in paragraph 4.4 and this paragraph shall apply as if all such plans were one plan. In such case, the annual benefits (as defined in Section 415 of the Code) payable to the Participant under this Plan and such other plan(s) shall be reduced proportionately so that the total annual benefits payable to the Participant under this Plan (if a Qualified Defined Benefit Plan) and such other plan(s) do not exceed the Maximum Permissible Benefit.

     4.5(b)    If any Participant is or has been a Participant in both a
Qualified Defined Benefit Plan and a Qualified Defined Contribution Plan, then the annual additions (as defined in Section 415 of the Code) for such Participant shall be reduced (after the accrued benefit, the annual benefit, the projected annual benefit and the rate of accrual under all Qualified Defined Benefit Plans are reduced) to the extent necessary so that the sum of the defined benefit plan fraction (as defined in Section 415 of the Code) and the defined contribution plan fraction (as defined in Section 415 of the Code) shall not exceed 1.0 for such Participant for any Plan Year and in order to achieve the objective of compliance with the applicable rules of limitation contained in
Section 415(e) of the Code and, if the Plan is a Top Heavy Plan or a Super Top Heavy Plan, in Section 416(h) of the Code. Notwithstanding anything to the contrary in this paragraph, the limitations provision of this subparagraph shall not apply with respect to Limitation Years beginning on or after January 1, 2000.

     4.5(c)    Solely for purposes of paragraphs 4.4 and 4.5, the following words and terms shall have the meaning set forth below in this subparagraph:

          (i) The term "Limitation Year" means the calendar year and is the year used to apply the limitations of section 415 of the Code.

          (ii) The term "Qualified Defined Contribution Plan" shall mean any plan maintained by the Employer or portion thereof described or treated as a defined contribution plan within the meaning of Sections 414(i) and 415(k) of the Code, including, but not limited to, defined contribution plans qualified under Section 401(a) of the Code, tax sheltered annuity contracts described in Section 403(b) of the Code, simplified employee pension plans described in Section 408(k) of the Code, any employee contribution portion of and any cost-of-living protection arrangement under a defined benefit plan qualified under Section 401(a) of the Code, any individual medical account under a pension or annuity plan within the meaning of Section 415(l) of the Code, and any welfare benefit fund within the meaning of Section 419(e) of the Code.

          (iii) The term "Qualified Defined Benefit Plan" shall mean any plan maintained by the Employer or portion thereof described or treated as a defined benefit plan within the meaning of Sections 414(j) and 415(k) of the Code.

     4.6       Effect of Certain Cash-Outs on Accrued Benefit.
               ----------------------------------------------

     4.6(a)    In the case of a Participant who has ceased to be an Employee and who has received not later than one year after he incurs a Year of Broken Service either:

          (i) A distribution of the Actuarial Value of his entire non-forfeitable Accrued Benefit which includes an amount not exceeding $3,500 in the case of a distribution during Plan Years Beginning on or after January 1, 1985 and before January 1, 1998 or $5,000 in the case of a distribution during Plan Years beginning on or after January 1, 1998 and representing the Actuarial Value of his entire non-forfeitable Accrued Benefit derived from contributions by the Employer at the time of such distribution, or

          (ii) A distribution which he voluntarily elects to receive and which represents all or a portion of the Actuarial Value of his non-forfeitable Accrued Benefit at the time of such distribution, the Accrued Benefit (including any Top Heavy Minimum Benefit) of such Participant which is derived from contributions by the Employer shall be determined at any time thereafter without regard to his service with respect to which such distribution was made.

     4.6(b)    If a Participant who has no non-forfeitable interest in his
Accrued Benefit ceases to be an Employee, he shall be deemed to have had his Accrued Benefit cashed-out pursuant to the provisions of subparagraph 4.6(a) and his Accrued Benefit shall be forfeited. If a Participant who is affected by the provisions of this subparagraph again becomes an Employee before he incurs five
(5) consecutive Years of Broken Service commencing after the date of the deemed distribution and forfeiture (but in no event after the date of termination of the Plan), his forfeited Accrued Benefit shall be restored.

     4.7       No Duplication of Benefits. Notwithstanding any other provision
               --------------------------
of the Plan, the total Actuarial Value of the Accrued Benefit which may be earned by any Participant shall not exceed the Actuarial Value of his Accrued Benefit under the Plan, calculated without regard to any prior distributions of his Accrued Benefit, and then reduced by the Actuarial Value of any prior distributions not repaid to the Plan.

     4.8       Special Rules for Reemployed Veterans.
               -------------------------------------

     4.8(a)    Notwithstanding any provision of the Plan to the contrary, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. To the extent not inconsistent with the foregoing, effective December 12, 1994, the following special rules shall apply in case of Reemployed Veterans notwithstanding any other provision of the Plan:

          (i) A Reemployed Veteran shall not be considered to have incurred a Year of Broken Service by reason of his Qualified Military Service.

          (ii) Qualified Military Service of a Reemployed Veteran shall be counted as service for vesting and benefit accrual under the Plan.

           (iii) Compensation to be used for purposes of determining benefit accrualwith respect to a period of Qualified Military Service shall mean the Compensation (as otherwise defined in the Plan but based on rate of pay) which the Reemployed Veteran would have received but for his Qualified Military Service. If a Reemployed Veteran's pay is not readily determinable, the Reemployed Veteran's Compensation shall then be his average Compensation for the 12-month period (or actual shorter period of employment) immediately preceding his Qualified Military Service.

     4.8(b)    For purposes of this paragraph, the following terms have the following meanings:

          (i) "Qualified Military Service" means any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service and to the Employer.

          (ii) "Reemployed Veteran" means a person who is or, but for his Qualified Military Service, would have been a Participant at some time during his Qualified Military Service and who is entitled to the restoration benefits and protections of the USERRA with respect to his Qualified Military Service and the Plan.

          (iii) "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994.


                                   ARTICLE V
                               Retirement Dates
                               ----------------

     5.1       Normal Retirement Date. The Normal Retirement Date of a
               ----------------------
Participant shall be the first day of the calendar month coinciding with or next following the date on which the Participant attains his Normal Retirement Age.

     5.2       Delayed Retirement Date. A Participant who continues in the
               -----------------------
active employment of the Employer beyond his Normal Retirement Date shall continue to participate in the Plan, and his Delayed Retirement Date shall be the first day of the calendar month coinciding with or next following the date of termination of his employment with the Employer.

     5.3       Early Retirement Date. A Participant who has attained the age of
               ---------------------
fifty-five (55) years or more while a Salaried Employee or Disabled (as provided in paragraph 5.4) and has completed at least ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3 may retire from the employment of the Employer prior to his Normal Retirement Date and his Early Retirement Date shall be the first day of the calendar month coinciding with or next following the date of such retirement.

     5.4       Disability and Retirement, Death or Separation after Disability.
               ---------------------------------------------------------------

     5.4(a)    If a Participant becomes Disabled while a Salaried Employee with at least one Year of Vesting Service, the determination of the Participant's Accrued benefit and Death Benefit, as applicable, shall be subject to the special rules contained in this paragraph.

     5.4(b)    For purposes hereof:

          (i) With respect to a Participant, the existence of a "Disability" or the status of being "Disabled":

               (A) Shall begin and be considered present during the period for which an Employee or former Employee is determined by the applicable fiduciary to be disabled for purposes of entitlement to disability benefits under any long term disability plan which is maintained by the Employer and under which he is covered, and for which he receives such benefits prior to his Normal Retirement Date, provided the cause of such disability occurred when the Employee was both a Salaried Employee and credited with one Year of Vesting Service, but

               (B) Shall end in any event on the earlier of (I) the date he ceases to be Disabled (as determined above), whether by death or otherwise, or (II) his Normal Retirement Date.

          (ii) The Administrator shall have the right to require proof of continuing Disability.

          (iii) Failure by the Participant to provide such evidence as may from time to time be required by the Administrator prior to such Participant's attainment of his Normal Retirement Date shall result in the discontinuance of his Disability status and the termination of his status as Disabled under the Plan.

          (iv) The determination of Disability shall be made by the Administrator in accordance with standards uniformly applied to all Participants, on the advice of one or more physicians appointed or approved by the Plan Sponsor if deemed necessary or advisable by the Administrator, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition.

     5.4(c)    If the period of a Participant's Disability continues until his
Normal Retirement Date, the Participant shall be considered for purposes of the Plan to have retired on such date and to be entitled to his Accrued Benefit determined in accordance with paragraph 4.1 as a Participant who retires on his Normal Retirement Date.

     5.4(d)    If the period of a Participant's Disability ceases before the
Participant's Normal Retirement Date but after the later of the Participant's attainment of the age of fifty-five (55) years or completion of ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3, other than by reason of the Participant's death, and the Participant does not return to active employment with the Employer, the Participant shall be considered for purposes of the Plan to have retired with the first day of the month thereafter as his Early Retirement Date and to be entitled to his Accrued Benefit determined in accordance with paragraph 4.1 as a Participant who retires on his Early Retirement Date.

     5.4(e)    If the period of a Participant's Disability ceases before the later of the Participant's attainment of the age of fifty-five (55) years or completion of ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3, and the Participant does not return to active employment with the Employer, the Participant's entitlement to his Accrued Benefit shall be determined as though he terminated employment with the Employer at such time.

     5.4(f)    If the period of a Participant's Disability ceases by reason of his death, the only benefit payable under the Plan shall be the Pre-Retirement Spouse's Death Benefit, if any, to which his Spouse is entitled.


                                  ARTICLE VI
                                    Vesting
                                    -------

     6.1       Vesting at Attainment of Normal Retirement Age. The Accrued
               ----------------------------------------------
Benefit of a Participant shall be fully vested and non-forfeitable upon the Participant's having attained his Normal Retirement Age while employed by the Employer or while Disabled (as provided in paragraph 5.4).

     6.2       Vesting in Accrued Benefit at Other Times.
               -----------------------------------------

     6.2(a)    At any time when a Participant is not fully vested in his Accrued
Benefit under paragraph 6.1, he shall have a non-forfeitable interest in a percentage of his Accrued Benefit derived from contributions by the Employer depending upon the number of Years of Vesting Service with which he is credited at such time in accordance with the schedule below:

                    Years of Vesting Service      Non-Forfeitable Percentage
                    ------------------------      --------------------------

                         Less than 5                             0%
                         5 or more                             100%

     6.2(b)    In addition to the vesting provisions provided in subparagraph
6.2(a), for each Plan Year the Plan is a Top Heavy Plan, the following schedule shall also apply with respect to each Participant's Accrued Benefit derived from contributions by the Employer, and each Participant to whom such schedule applies shall be entitled to the greater of the non-forfeitable interest in such Accrued Benefit determined under subparagraph 6.2(a) or the following schedule:

          (i) A Participant who is credited with an Hour of Service during the period that the Plan is a Top Heavy Plan and who is not covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining with the Employer shall have a non-forfeitable interest in his Accrued Benefit derived from contributions by the Employer and the percentage of such non-forfeitable interest shall depend upon the number of Years of Vesting Service with which he is credited in accordance with the schedule below:

                    Years of Vesting Service      Non-Forfeitable Percentage
                    ------------------------      --------------------------

                         Less than 3                             0%
                         3 or more                             100%

          (ii) In the event the Plan is a Top Heavy Plan for a Plan Year or Years and subsequently ceases to be a Top Heavy Plan, the vesting provisions of this subparagraph as applicable to the last such Plan Year the Plan is a Top Heavy Plan during such period shall continue to apply only to such Participants who were credited with at least three (3) Years of Vesting Service at the end of the last such Plan Year.

     6.2(c) Notwithstanding the foregoing, a Participant (including those for whom immediate commencement of participation in the Plan is provided under subparagraph 2.1(a) as a result of a "change in control" of the Plan Sponsor) who is an Employee at the time of a "change in control" of the Plan Sponsor shall have a 100% non-forfeitable interest in his Accrued Benefit. For purposes hereof, the term "change in control" means "Change in Control" as defined in the Plan Sponsor's 1996 Incentive Stock Plan.

     6.3       Vesting Service Rules. For the purpose of computing a
               ---------------------
Participant's non-forfeitable right to a percentage of his Accrued Benefit derived from contributions by the Employer, all Years of Vesting Service shall be included.

     6.4       Forfeiture and Restoration of Accrued Benefits.  A Participant's
               ----------------------------------------------
Accrued Benefit in excess of his non-forfeitable Accrued Benefit shall be forfeited by such Participant upon the first to occur of his ceasing to be an Employee (or, if applicable, Disabled as provided in paragraph 5.4) or his death; provided, however, that, subject to the provisions of the Plan requiring prior service to be disregarded, any such forfeited Accrued Benefit of a Participant shall be restored upon such individual's thereafter again becoming an Employee prior to the date of any termination of the Plan with respect to such Participant or Employee. In no event shall forfeited Accrued Benefits or assets of the Fund released as a result of any forfeiture of Accrued Benefits be applied or used to increase the Accrued Benefit of any Participant.

     6.5       No Reduction in Certain Vested Accrued Benefits by Reason of Re-
               ---------------------------------------------------------------
Employment.  Notwithstanding any provisions hereof to the contrary, in the case
----------
of a Participant who has a non-forfeitable interest in his Accrued Benefit under the Plan and who separates from the service of the Employer whether by retirement, disability or other termination, the dollar amount of his non-forfeitable interest in his Accrued Benefit at the time of his separation from service and the commencement of his benefit payments thereafter shall not be reduced by reason of his re-employment (except as may be provided in the event of a suspension or deferral of benefit payments pursuant to paragraph 8.7 hereof).

                                  ARTICLE VII
                                Death Benefits
                                --------------

     7.1       Death after Annuity Starting Date. If a Participant dies after
               ---------------------------------
his Annuity Starting Date, the only benefits payable under the Plan after his death shall be those, if any, provided under the form of payment being made to him at his death.

     7.2       Death before Annuity Starting Date. If a Participant dies before
               ----------------------------------
his Annuity Starting Date, no benefit shall be paid under the Plan except any Death Benefit which may be provided under this ARTICLE VII.

     7.3       Pre-Retirement Spouse's Death Benefit.
               -------------------------------------

     7.3(a)    In the event that a Participant has a Spouse and dies before his
Annuity Starting Date at a time when he has a non-forfeitable interest in his Accrued Benefit, then the Spouse of such Participant shall be entitled to receive as a Death Benefit under the Plan (referred to as the "Pre-Retirement Spouse's Death Benefit") a survivor annuity, expressed in the form of a single life annuity payable monthly for the life of such Spouse commencing on the Spouse's Earliest Commencement Date, equal to the Pre-Retirement Spouse's Annuity if the Participant had died on the day following his Annuity Starting Date under the appropriate one of the following assumptions:

          (i) If the Participant dies after attaining his Earliest Retirement Age, it shall be assumed both that he retired and that his Annuity Starting Date occurred as of the first day of the month in which he died, but the benefit payment amount of the Pre-Retirement Spouse's Death Benefit shall be calculated as first day of the month immediately following the month in which he died, or

          (ii) If the Participant dies on or before attaining his Earliest Retirement Age, it shall be assumed that he merely separated from the service of the Employer on the date of his death but survived until his Earliest Retirement Age which was also his Annuity Starting Date.

If the Participant was actually separated from the service of the Employer at his death, such assumption shall not increase his or her Spouse's benefit entitlement or accelerate the time of payment or the date which is the Participant's Earliest Retirement Age.

     7.3(b)    For purposes hereof:

          (i) A Participant's "Earliest Retirement Age" is the earliest date under the Plan as of which he could elect to commence receiving his Accrued Benefit, on the assumption that he had merely separated from the service of the Employer on the date of his death and had continued to survive.

          (ii) A Spouse's "Earliest Commencement Date" is the first day of the first month in which the Participant would have reached his Earliest Retirement Age or, if he has already reached that date at his death, the first day of the month immediately following the month in which the Participant died.

          (iii) The "Pre-Retirement Spouse's Annuity" means the survivor annuity to which the Spouse would have been entitled under the Joint and 50% Spouse Survivor Annuity form of payment described in subparagraph 8.2(a).

     7.4       Beneficiary Designation.
               -----------------------

     7.4(a)    Subject to the rights of his Spouse to receive a survivor life annuity under paragraph 8.2 or a Pre-Retirement Spouse's Death Benefit under subparagraph 7.3 (for which purposes the Participant's Spouse shall be considered a Beneficiary) and the right of his Spouse to consent to specific non-spouse Beneficiaries, if any, under subparagraph 8.6(b), each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator, subject where specifically required to consent by his Spouse.

     7.4(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his Spouse entitled to a survivor life annuity or Pre-Retirement Spouse's Death Benefit, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his descendants, per stirpes, or if none, then the executor or the administrator
                 --- -------
of his estate shall be deemed to be his Beneficiary.

     7.4(c)    Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.


                                 ARTICLE VIII
                              Payment of Benefits
                              -------------------

     8.1       Time of Payment.
               ---------------

     8.1(a)    The non-forfeitable Accrued Benefit of a Participant shall become payable to the Participant, if then alive, at the earliest of the following applicable times:

          (i) The Participant's Normal or Delayed Retirement Date on which he retires under the Plan.

          (ii) The Participant's Normal Retirement Date if he is not then an Employee for reasons other than death.

          (iii) The April 1 (sometimes referred to as the "Required Beginning Date") following the calendar year in which occurs the later of the following applicable event (the "Required Beginning Event"):

               (A) The date the Participant attains the age seventy and one-half (70-1/2), or

               (B) Effective January 1, 1997 if the Participant's non-forfeitable Accrued Benefit is not in pay status on December 31, 1996 and the Participant is not a 5% Owner, the date the Participant retires from the service of the Employer or otherwise ceases to be employed by the Employer. For purposes hereof a "5% Owner" means a Participant who is a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees) with respect to the Plan Year ending in the calendar year in which the Participant attains the age seventy and one-half (70-1/2) (a "5% Owner").

     As an alternative to the foregoing, a Participant who is not a 5% Owner and who reaches age seventy and one-half (70-1/2) while employed by the Employer and on or before December 31, 1999 may elect to begin to receive his non-forfeitable Accrued Benefit at the April 1 of the calendar year following the calendar year in which he attains the age of seventy and one-half (70-1/2). The non-forfeitable Accrued Benefit of a Participant for each Plan Year after his Accrued Benefit commences pursuant to this clause shall commence to be paid as soon as possible after each such Plan Year.

          (iv) The first day of any calendar month designated by the Participant if he is neither an Employee nor Disabled (as provided in paragraph 5.4), which date shall not be earlier than:

               (A) His Early Retirement Date, nor later than his Normal Retirement Date, if the Participant retires on his Early Retirement Date, or

               (B) The date on which the Participant attains the age required for Early Retirement, nor later than his Normal Retirement Date, if the Participant has satisfied the service requirement for Early Retirement.

     In order for payment to begin, the Participant must file a written application therefor with the Administrator no later than thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before such designated date.

          (v) The sixtieth (60th) day after the end of the Plan Year in which occurs the later of:

               (A) The date on which the Participant attains his Normal Retirement Age, or

               (B)  The date on which he ceases to be an Employee.

     8.1(b)    The Pre-Retirement Spouse's Death Benefit with respect to a
Participant shall become payable to his Spouse at the following applicable time:

          (i) The date which would have been the Participant's Normal Retirement Date, if he dies before then.

          (ii) The date which would have been the Participant's next available Delayed Retirement Date, if he dies on or after his Normal Retirement Date.

          (iii) The first day of any calendar month coinciding with or following the Participant's Spouse's Earliest Commencement Date (as determined pursuant to subparagraph 7.3(b)), if his Spouse requests in writing payment in annuity form at that time and if earlier than the time for payment otherwise provided under this subparagraph. Any such request shall be filed with the Administrator at least thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before the date such Death Benefit is requested to be paid.

     8.1(c)    Notwithstanding the foregoing provisions of this paragraph, payment may be delayed for a reasonable period of time in the event the recipient cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to calculate the Accrued Benefit or Death Benefit, or additional time is necessary to properly explain the recipient's options.

     8.2       Form of Accrued Benefit Payment.  A Participant shall be paid the
               -------------------------------
non-forfeitable Accrued Benefit to which he is entitled in one of the forms hereafter provided in this paragraph 8.2, commencing as provided in paragraph 8.1, and having the same Actuarial Value as the form stated in subparagraph 4.1(a).

     8.2(a)    Accrued Benefit payments to a Participant who has a Spouse shall be in the form of a joint and survivor annuity which provides for the payment to the Participant entitled thereto of equal monthly amounts on the first day of each calendar month during his lifetime and continuing thereafter for the lifetime of his Spouse at the rate of fifty percent (50%) of such monthly amounts payable to the Participant. This annuity is sometimes referred to herein as a "Joint and 50% Spouse Survivor Annuity".

     8.2(b)    Accrued Benefit payments to a Participant who does not have a
Spouse shall be in the form of a single annuity for the life of the Participant, payable in equal monthly amounts on the first day of each calendar month during the lifetime of such Participant. This annuity is sometimes referred to herein as a "Single Life Annuity".

     8.2(c) Each Participant shall have the right to elect in accordance with the provisions of subparagraph 8.6(c) and, except in the case of a Joint and 75% or 100% Spouse Survivor Annuity described in clause (iii) below, with the consent of his Spouse (where necessary as determined under subparagraph 8.6(b)), in lieu of the normal form of benefit provided in subparagraph 8.2(a) or (b), to receive his non-forfeitable Accrued Benefit in one of the following optional forms:

          (i) The Single Life Annuity for the life of the Participant described in subparagraph 8.2(b).

          (ii) A single annuity for the life of the Participant payable in equal monthly amounts on the first day of each calendar month during the lifetime of the Participant, but with one hundred twenty (120) monthly payments guaranteed and with any portion of the unpaid guaranteed payments at the Participant's death payable as a continuing term certain annuity to his Beneficiary. This annuity is sometimes referred to herein as a "Ten-Year Certain and Life Annuity".

          (iii) A joint and survivor annuity in the form described in subparagraph 8.2(a), but continuing as a survivor annuity for the life of the Participant's Spouse at (A) seventy-five percent (75%) or (B) one hundred percent (100%) of the amount of each monthly payment to the Participant. These annuities are sometimes referred to herein as a "Joint and 75% Spouse Survivor Annuity" and a "Joint and 100% Spouse Survivor Annuity", respectively.

     8.2(d)    If the Participant's Annuity Starting Date occurs after the
January 1 of the calendar year in which the Participant's Required Beginning Event (as defined in clause (iii) of subparagraph 8.1(a)) occurs, the following rules shall apply:

          (i) If the Participant has ceased to be employed by the Employer by such Annuity Starting Date, the amount payable shall be calculated as of the Participant's termination of such employment.

          (ii) If the Participant has not ceased to be employed by the Employer by such Annuity Starting Date, the amount payable shall be calculated as of the immediately preceding December 31.

          (iii) Thereafter, the Participant's additional Accrued Benefit attributable to active participation in the Plan for Plan Years ending in or after the calendar year in which his Annuity Starting Date occurs shall be calculated as of the December 31 immediately preceding the January 1 as of which such additional benefit will commence to be paid.

     8.2(e)    To the extent the payment provisions of the Plan are inconsistent with and violative of the requirements of Section 401(a)(9) of the Code, the provisions of Section 401(a)(9) of the Code are hereby incorporated by reference and shall control.

     8.3       Form of Death Benefit Payment.  The Pre-Retirement Spouse's Death
               -----------------------------
Benefit shall be paid in the form of a single annuity for the life of the Spouse entitled thereto payable in equal monthly amounts on the first day of each calendar month during the lifetime of the Spouse, commencing as provided in paragraph 8.1 and having the same Actuarial Value as the form stated in subparagraph 7.3(a).

     8.4       Benefit Cash-Out.
               ----------------

     8.4(a)    Notwithstanding the time and form of payment provided for
elsewhere in this ARTICLE VIII and in lieu of payment pursuant to paragraph 8.2 (but only at or prior to the time the benefit would otherwise commence to be paid thereunder), the Actuarial Value of the non-forfeitable Accrued Benefit of a Participant (determined as of the date of termination of employment or required benefit commencement) shall be paid in the form of a lump sum in cash (a "cash-out") as soon as reasonably practicable (generally during the last month of each Plan Year) after the Participant's termination of employment with the Employer or, if earlier, any required time for benefit commencement under subparagraph 8.1(a) if the Actuarial Value of such Participant's entire non-forfeitable Accrued Benefit does not, and did not at the time of any prior payment thereof, exceed $3,500 (or $5,000 for Plan Years beginning on or after January 1, 1998).

     8.4(b)    Notwithstanding the time and form of payment provided for
elsewhere in this ARTICLE VIII and in lieu of payment pursuant to paragraph 8.3 (but only at or prior to the time the benefit would otherwise commence to be paid thereunder), the Actuarial Value of the Pre-Retirement Spouse's Death Benefit with respect to a Participant (determined as of the date of the Participant's death) shall be paid in the form of a lump sum in cash (a "cash-out") as soon as reasonably practicable (generally during the last month of each Plan Year) after the Participant's death if the Actuarial Value of the

Pre-Retirement Spouse's Death Benefit with respect to such Participant does not exceed $3,500 (or $5,000 for Plan Years beginning on or after January 1, 1998).

     8.5       Plan to Plan Direct Rollover as a Distribution Option.
               -----------------------------------------------------

     8.5(a)    Notwithstanding any contrary provision of the Plan, but subject to any de minimis or other exceptions or limitations provided for under Section 401(a)(31) of the Code, effective for distributions made from the Plan after December 31, 1992, any prospective recipient of a distribution from the Plan which constitutes an "eligible rollover distribution" (to the extent otherwise includible in the recipient's gross income) may direct the Trustee to pay the distribution directly to an individual retirement plan or another "eligible retirement plan" as defined in Section 401(a)(31)(D) of the Code. The term "eligible rollover distribution" has the meaning assigned to it in Section 401(a)(31)(C) of the Code and, to the extent not inconsistent therewith, means any distribution other than:

          (i) A distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made either for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his Beneficiary who is an individual or for a specified period of ten (10) or more years, or

          (ii) A distribution to the extent it is required under the minimum distribution requirement of Section 401(a)(9) of the Code.

     8.5(b)    Any such direction shall be filed with the Administrator in such form and at such time as the Administrator may require and shall adequately specify the eligible retirement plan to which the payment shall be made.

     8.5(c)    The Trustee shall make payment as directed only if the proposed transferee plan will accept the payment.

     8.5(d)    Any such plan to plan transfer shall be considered a distribution option under this Plan and shall be subject to all the usual distribution rules of this Plan (including but not limited to the requirement of spousal consent, where applicable, and an advance explanation of the option).

     8.5(e)    Within a reasonable time (generally not more than ninety (90) nor less than thirty (30) days) before the Annuity Starting Date of a prospective recipient of an eligible rollover distribution from the Plan, the Administrator shall by mail or personal delivery provide the prospective recipient with a written explanation of the rollover and tax rules required by Section 402(f) of the Code.

     8.6       Notice, Election and Consent Regarding Accrued Benefit Payment.
               --------------------------------------------------------------
Any election authorized by subparagraph 8.2(c) and any designation or consent to a date for payment by a Participant shall be in writing, shall clearly indicate the election or designation being made or the consent being given, and shall be filed with the Administrator within the time and in accordance with the procedures provided in the following subparagraphs to this paragraph.

     8.6(a)    Within a reasonable time (generally not more than ninety (90) nor less than thirty (30) days) before a Participant's Annuity Starting Date, the Administrator shall by mail or personal delivery provide the Participant with a written explanation of:

          (i) The terms and conditions of the applicable forms of payment, including his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, and including the relative financial effects of the applicable forms of payment,

          (ii) The Participant's right to make, and the effect of, an election to waive his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, by electing another form of payment for his Accrued Benefit,

          (iii) The rights of the Participant's Spouse regarding any such election as provided in subparagraph 8.6(b),

          (iv) The Participant's right to make, and the effect of, a revocation of an election to waive his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, and

          (v) The Participant's right to delay receipt of his non-forfeitable Accrued Benefit until such later date allowed under paragraph 8.1, including the right to modify or revoke any election thereunder.

     8.6(b)    Any election by a Participant regarding the form of his benefit payment where consent by his Spouse is specifically required shall be subject to the following rules:

          (i)    Such election shall not be given effect unless either:

               (A) The Participant's Spouse consents in writing thereto and the Spouse's consent acknowledges the effect of such election and is witnessed by a representative of the Plan or a notary public (or the equivalent) or both if required by the Administrator, or

               (B) It is established to the satisfaction of the Administrator that such consent may not be obtained because there is no Spouse, because the Spouse cannot be located, because the Participant has been abandoned by the Spouse (which fact shall be determined under applicable law and evidenced by a court order so specifying), or because of such other circumstances as may be provided under Section 417(a)(2)(B) of the Code.

     For purposes hereof, a representative of the Plan is any officer of the Employer, the Administrator or any other person designated as such in writing by any of the foregoing.

          (ii) If a Spouse consents to a Participant's election, such consent regarding a form of payment under which benefits could be paid to the Participant's Beneficiary shall either be in the form of:

               (A) A limited consent which acknowledges the specific non-spouse Beneficiary or class of non-spouse Beneficiaries (including any multiple, contingent or successive Beneficiary or class of Beneficiaries), if any, and the applicable form(s) of payment under the Plan (including the form of payment to the Beneficiary), or

               (B) If permitted by the Administrator on a uniform and non-discriminatory basis, a general consent which acknowledges the Spouse's right (and awareness thereof) to limit consent only to a specific Beneficiary or class of Beneficiaries or a specific form of payment (if there is more than one) and in which the Spouse voluntarily elects to relinquish one or both of such rights.

          (iii) If a Spouse consents to a Participant's election, any change (other than a timely revocation by the Participant of an election regarding the form of payment of his Accrued Benefit or a change to a form of payment that does not require a spousal consent) by the Participant to his Beneficiary designation or the form of payment to his Beneficiary shall require the further consent of his Spouse in accordance with the applicable provisions of this subparagraph (unless the Spouse has given a general consent which expressly permits changes therein by the Participant without any requirement of further consent by the Spouse).

          (iv) Any such consent by a Spouse may not be revoked by such Spouse but shall be automatically revoked in connection with a revocation or election or consent change by the Participant.

          (v) Any such consent by a Spouse, or the establishment that the consent of a Spouse need not be obtained, shall be effective only with respect to such Spouse.

    8.6(c) A Participant's designation of, consent to or election of payment before his Normal Retirement Date under paragraph 8.1 and his election authorized by subparagraph 8.2(c) (together with any necessary consent by his Spouse) must be filed with the Administrator during the ninety (90) day period ending on his Annuity Starting Date. If the written explanation required by subparagraph 8.6(a) is not provided to the Participant at least thirty (30) days before the scheduled Annuity Starting Date, the Annuity Starting Date may be deferred by the Administrator until at least thirty (30) days after the written explanation is provided. Such election may be revoked in writing during such election period, and another election may be made during such election period, at any time and any number of times.

    8.6(d) If a Participant elects an optional form of payment under subparagraph 8.2(c) and dies before his Annuity Starting Date, the elected form of payment shall not be given effect and no benefit under the Plan shall be payable with respect to the Participant except the Death Benefit as may be provided under ARTICLE VII.

    8.6(e) If a Participant elects an optional form of payment under subparagraph 8.2(c) which provides for a life annuity to a contingent annuitant after his death and if the contingent annuitant dies before the Participant's Annuity Starting Date, such optional form of payment shall not be given effect and such Participant's Accrued Benefit shall be paid in the form otherwise applicable to or subsequently elected by him.

    8.6(f) Notwithstanding the other distribution timing rules herein, such distribution may commence less than thirty (30) days after any notice or explanation required by subparagraph 8.6(a) is given, provided that:

           (i) The Administrator clearly informs the recipient that, where applicable, the recipient has a right to a period of at least thirty (30) days after receiving the notice or explanation to consider the decision of whether or not to elect or consent to a distribution (and, if applicable, a particular distribution option),

           (ii) The recipient, after receiving the notice or explanation, affirmatively elects a distribution, and

           (iii) If the distribution is one to which Section 417 of the Code applies, the distribution commences more than seven (7) days after the notice or explanation is given.

    8.7    Special Rules for Benefits on Re-employment or Continued Employment
           -------------------------------------------------------------------
after Normal Retirement Age.
---------------------------

    8.7(a) Notwithstanding any other provision of the Plan:

           (i) If a Participant is re-employed by the Employer during any Plan Year, benefit payments to which he is then entitled and being paid shall continue to be paid as if he were not so re-employed. Such Participant shall be considered to become a new Participant in the Plan immediately on his re-employment as an Eligible Employee and shall be treated as a new Participant with respect to any additional Accrued benefit he earns. Upon such Participant's subsequent death, retirement, other termination of employment with the Employer or required commencement of benefits while employed by the Employer, such Participant's additional non-forfeitable Accrued Benefit or Death Benefit, as the case may be, shall be determined and paid as though he were a new Participant with respect to such period of re-employment.

           (ii) If a Participant is re-employed by the Employer during any Plan Year, benefit payments to which he is not then being paid shall not commence to be paid until his subsequent cessation of employment or as otherwise required under clause (iii) of subparagraph 8.1(a).

           (iii) If a Participant continues in the employment of the Employer at a time when his benefits under the Plan are required to be in pay status by reason of clause (iii) of subparagraph 8.1(a), his benefits under the Plan with respect to his prior employment and payment thereof shall not be affected by such continued employment, but any additional benefit under the Plan to which he may be entitled by reason of such continued employment shall be added to his previously earned benefits as of the end of each Plan Year in which the same is accrued and shall thereafter be paid in the same manner and at the same time as his benefits earned with respect to his prior employment.

    8.7(b) Notwithstanding any other provision of the Plan, if a Participant continues in the employment of the Employer after his Normal Retirement Date, his benefit entitlement shall be subject to the following rules:

            (i) Benefit payments to which such Participant is entitled under the Plan if he had terminated employment with the Employer and which are not then in pay status shall be deferred, and the amounts otherwise payable during such continued employment shall be forfeited, during the period of such employment, subject, however, to the benefit commencement requirements of subparagraph 8.1(a). In connection with this deferral:

                  (A) The Administrator shall deliver to the Participant a
            Notice of Benefit Deferral, which shall be delivered by first class mail or by personal delivery.

                  (B) If a Participant's benefit payments are deferred pursuant to this subparagraph, such benefit payments shall commence no later than the first day of the third calendar month following the calendar month in which the Participant ceases to be employed by the Employer or, if earlier, the required time for payment under subparagraph 8.1(a). The initial payment upon such commencement shall include the payment scheduled to occur in the calendar month of such commencement and, if applicable, any amounts withheld during the period between the Participant's cessation of employment and the calendar month of such commencement.

            (ii) Upon such Participant's subsequent death, retirement, other termination of employment with the Employer or commencement of benefits while employed by the Employer, such Participant's non-forfeitable Accrued Benefit or Death Benefit, as the case may be, shall be commenced in the form then applicable or elected (subject to appropriate actuarial adjustment, if any, and to increase in the same for any additional benefits earned under the Plan).

            (iii) Each Participant shall have the right to request a determination under the claims procedure set forth in paragraph 8.9 hereof whether specific contemplated employment constitutes service subject to the rules of this subparagraph.

            (iv) For purposes hereof, the term "Notice of Benefit Deferral" means either:

                  (A) A written notice which states that the Participant's
            benefit payments are deferred and which contains (I) the reason and a general description of the authority for the deferral, together with a copy of the applicable Plan provisions containing the benefit deferral rules, (II) the method by which a deferral may be reviewed, which shall be the claims procedure set forth in paragraph 8.9 hereof, and (III) a statement that the applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations, or

                  (B) A written notice which refers the Participant to the
            relevant pages of the Plan's summary plan description concerning deferral of benefit rules if (I) the summary plan description contains information which substantially is the same as that required under clause (A) above, (II) the Participant is informed how to obtain a copy of the summary plan description, or the relevant pages thereof, and (III) any request by the Participant for referenced information is fulfilled within a reasonable period of time, not to exceed thirty (30) days.

    8.8     Benefit Determination and Payment Procedure.
            -------------------------------------------

    8.8(a) The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the forms or manner of payment to the Participant or the Participant's Beneficiary, in the event of the death of a Participant. The Administrator shall promptly notify the Trustee of each such determination that benefit payments are due or should cease to be made and provide to the Trustee all other information necessary to allow the Trustee to carry out said determination, whereupon the Trustee shall pay or cease to pay such benefits from the Fund in accordance with the Administrator's determination.

    8.8(b) Benefit payment due to the Participant or his Beneficiary, in the event of the death of the Participant, shall be determined as of the Annuity Starting Date. Any payments actually commencing more than two (2) months after the Annuity Starting Date shall bear interest for each whole month during which not paid at the applicable interest rate used for determining the Actuarial Equivalent of the Accrued Benefit under the Plan.

    8.8(c) In making the determinations described in subparagraph 8.8(a), the Administrator shall take into account the terms of any QDRO received with respect to the non-forfeitable Accrued Benefit of the Participant or any Death Benefit with respect to the Participant. The time and form of payment with respect to the QDRO and the time and form of payment chosen by the Participant or his Beneficiary or required by the Plan shall not be altered by the terms of the QDRO (except as required under Section 414(p)(4) of the Code). The Administrator shall make all determinations regarding benefit payments to be made pursuant to a QDRO. Any benefit payment which may be subject to the terms of a domestic relations order received by the Administrator shall be suspended during the period the Administrator is considering whether the order is a QDRO. In the event that benefits are in pay status at the time that a domestic relations order is received, the Administrator shall promptly notify the Trustee of the amount, if any, of the benefit payments that must be suspended for the period required by the Administrator to determine the status of the order. Upon the completion of the Administrator's review or other determination of the status of the order, the Administrator shall promptly notify the Trustee of the time benefit payments are to commence or resume, and of the identity of, and the amount and form of benefits to be paid to the person or persons to whom payment is to be made.

    8.8(d) The Administrator shall have the right to direct the Trustee to purchase from an Insurer and either hold in the Fund or distribute to any Participant or his Beneficiary entitled thereto a Policy which will provide the annuity or other benefits under the Plan to which such Participant or his Beneficiary is entitled or elects to receive, provided proper application therefor is delivered to the Trustee. In the event such Policy provides for a deferred, as opposed to an immediate, annuity, it shall provide annuity or other benefits at the time and in the form required under the Plan, and in the event such Policy is distributed to a Participant or his Beneficiary, it shall provide for an election as to each time and form of payment provided in the Plan (unless otherwise determined by the Administrator), which election shall be subject where applicable to the requirement of spousal consent described in subparagraph 8.6(b) and shall be consistent with the other applicable requirements of paragraph 8.1, 8.4 and 8.6 determined as of the annuity starting date under the Policy. Each such Policy shall be owned by and transferable only by the Trustee and, if distributed, shall provide that the Participant or his Beneficiary entitled thereto is the retirement payee and death beneficiary thereunder. Any such Policy may contain such feature or features, including, but not limited to, whether guaranteed or not guaranteed or participating or not participating, as the Administrator deems advisable in its discretion.

    8.9    Claims Procedure.
           ----------------

    8.9(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

           (i)  Set forth a specific reason or reasons for the denial,

           (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

           (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

           (iv)  Explain the claim review procedure of subparagraph 8.9(b).

If a notice of approval or denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 8.9(b).

    8.9(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.9(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 8.9(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.9(a) for notices of approval or denial of claims, and shall:

           (i)   Include specific reasons for the decision,

           (ii) Be written in a manner calculated to be understood by the claimant, and

           (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.

    8.10   Payments to Minors and Incompetents.  If a Participant or Beneficiary
           -----------------------------------
entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

    8.11   Distribution of Benefit When Distributee Cannot Be Located.  The
           ----------------------------------------------------------
Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or Participant's spouse entitled to a survivor life annuity or Pre-Retirement Spouse's Death Benefit under the Plan or a Participant's Beneficiary entitled to any other benefit under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's, the Administrator's or the Trustee's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Trustee shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

    8.12   Minimum Amount Paid Monthly.  Notwithstanding any other provisions of
           ---------------------------
this ARTICLE VIII, monthly benefits equal to Ten Dollars ($10.00) or less need not be paid monthly, but may be accumulated and paid annually on the last day of each Plan Year.

                                  ARTICLE IX
       Additional Restrictions and Limitations on Payments and Benefits
       ----------------------------------------------------------------

    9.1    Pre-termination Limitations on Annual Payments to Certain Highly
           ----------------------------------------------------------------
Compensated Employees.  In the event of the payment of benefits prior to the
---------------------
termination of the Plan, the Annual Payment to each Participant who is among the twenty-five (25) Highly Compensated Employees who have the greatest Statutory Compensation and his Beneficiary shall be limited as follows:

    9.1(a) No Annual Payment may exceed the sum of:

           (i) An amount determined as if payments had been made in the form of a Single Life Annuity (as defined in subparagraph 8.2(b)) which is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and any other Restricted Benefit under the Plan (other than a Social Security Supplement), and

           (ii) The amount of the payments to which the Participant is entitled to receive for the Plan Year under a Social Security Supplement.

    9.1(b) The limitation described in subparagraph 9.1(a) shall not apply if one of the following conditions is met:

           (i) The value of the assets of the Plan equals or exceeds one hundred ten percent (110%) of the value of Current Liabilities of the Plan after the payment to such Participant or Beneficiary of all Restricted Benefits otherwise due under the Plan,

           (ii) The Actuarial Value of such individual's Restricted Benefit is less than one percent (1%) of the Current Liabilities of the Plan, or

           (iii) The Actuarial Value of such individual's Restricted Benefit does not, and did not at the time of any prior payment thereof, exceed $3,500 (or $5,000 for Plan Years beginning on or after January 1, 1998).

    9.1(c) For purposes of this paragraph:

           (i) "Annual Payment" means the sum of the value of all distributions of Restricted Benefits, whether in cash or in assets, made with respect to a Plan Year to or on behalf of a Participant.

           (ii) "Current Liabilities" shall be determined pursuant to Section 412(l)(7) of the Code for purposes of determining the required and/or permissible contributions under Section 302 of the Act and Sections 412 and 404 of the Code and in a manner consistent with Inc. Tax Reg. Section 1.401(a)(4)-5(b).

           (iii) "Restricted Benefit" means all benefits due under the Plan (whether vested Accrued Benefits, Death Benefits or other benefits), including loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Participant and any death benefits not provided for by insurance on the life of the Participant but excluding Death Benefits provided for by insurance on the life of the Participant and the value of current life insurance protection provided under the Plan to a Participant.

           (iv) "Social Security Supplement" means a Participant's benefit which both commences and terminates before the Participant's Social Security Retirement Age and does not exceed the old age insurance benefit under the Federal Social Security Act to which the Participant is entitled. For purposes hereof, "Social Security Retirement Age" means the age used as the retirement age for the Participant under Section 216(l) of the Federal Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62). As of the Effective Date of this Restatement of the Plan, the Social Security Retirement Age is determined on the basis of a Participant's calendar year of birth as follows:

                       Social Security       Calendar
                       Retirement Age       Year of Birth
                       --------------       -------------

                             65              Before 1938
                             66               After 1937,
                                            but before 1955
                             67               After 1954

            (v) The value of the assets of the Plan and the Current Liabilities shall be determined as of the same date for purposes of applying this paragraph.

    9.2     Restrictions on Benefits at Plan Termination.  In the event of the
            --------------------------------------------
termination of the Plan, the Restricted Benefits (as defined in paragraph 9.1) of the Highly Compensated Employees shall be limited to a benefit which is non-discriminatory as determined under Section 401(a)(4) of the Code.

                                   ARTICLE X
                                   The Fund
                                   --------

    10.1    Trust Fund and Exclusive Benefit.  The Trustee shall receive all
            --------------------------------
contributions under and all assets transferred to the Plan and shall invest and administer them as a trust fund (the "Fund") for the exclusive benefit of the Participants and Beneficiaries hereunder in accordance with the Plan. Except as otherwise expressly provided herein, no part of the corpus or income of the Fund shall revert to or be used or enjoyed by the Employer or be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries and the defrayal of reasonable expenses of the Plan and Fund. The rights of all persons hereunder are subject to the terms of the Plan.

    10.2    Plan and Fund Expenses.  Unless or to the extent not paid by the
            ----------------------
Employer without being advanced subject to reimbursement (which shall make such payments as directed by the Plan Sponsor) or unless prohibited by the Act or the Code, all expenses of the Plan and the Fund, including reasonable legal, accounting, actuarial, custodial, brokerage, consulting and other fees and expenses incurred in the establishment, amendment, administration and termination of the Plan or the Fund and/or the compensation of the Trustee and other fiduciaries of the Plan to the extent provided under the Plan, and all taxes of any nature whatsoever, including interest and penalties, assessed against or imposed upon the Fund or the income thereof shall be paid out of the Fund and shall constitute a charge upon the Fund. The Plan Sponsor may cause the Employer to advance any or all such expenses and/or taxes on behalf of the Fund, subject to the Employer's right of reimbursement from the Fund if so directed by the Plan Sponsor and to the applicable prohibited transaction provisions of the Act and the Code.

    10.3    Reversions to the Employer.
            --------------------------

    10.3(a) If a contribution by the Employer is made under a mistake of fact, upon written direction by the Plan Sponsor, the Trustee shall return to the Employer an amount equal to such mistaken contribution, less any losses attributable to such mistaken contribution, within one year after payment of such contribution. If a contribution by the Employer is made conditioned upon its deductibility for federal income tax purposes and there is a final determination of the disallowance of a deduction under Section 404 of the Code for such contribution or portion thereof, upon written direction by the Plan Sponsor, the Trustee shall return to the Employer an amount equal to the amount of such contribution or portion thereof so disallowed, less any losses attributable to such contribution, within one year after such final determination.

    10.3(b) If it is finally determined by the Internal Revenue Service or a court of competent jurisdiction on review of the Internal Revenue Service's determination that the Plan as initially adopted (if an application for a determination is timely filed with the Internal Revenue Service by the date, including extensions thereof, on which the Employer's federal income tax return for its taxable year in which the Plan was adopted is due to be filed) does not qualify under Section 401 of the Code, the Trustee shall return to the Employer within one year after the date of notice of such disqualification all assets attributable to its contributions to the Plan received by the Trustee and made since the date the Plan was adopted, except to the extent otherwise directed by the Plan Sponsor.

    10.3(c) After the termination of the Plan as a whole and after all fixed and contingent liabilities of the Fund to Participants and their Beneficiaries have been satisfied, any remaining assets of the Fund shall be distributed to the Employer as the Plan Sponsor may direct.

    10.4     No Interest Other Than Plan Benefit. Nothing contained herein shall
             -----------------------------------
be deemed to give any Participant or Beneficiary any interest in any specific part of the Fund or any interest other than his right to receive benefits in accordance with the provisions of the Plan.

    10.5     Provisions Relating to Insurer.
             ------------------------------

    10.5(a) No Insurer shall be deemed a party to the Plan or responsible for the validity thereof.

    10.5(b)  No Insurer shall be required to determine either:

             (i) That a person for whom the Trustee applies for a Policy is, in fact, eligible for participation or entitled to benefits under the Plan,

             (ii) Any fact necessary for the proper issuance of any Policy or Contract, or

             (iii) The proper distributions or further application of any moneys paid by it to the Trustee in accordance with the written direction of the Trustee;

and with respect to each of the foregoing, the Insurer shall be fully indemnified and protected in relying upon the advice and direction of the Trustee.

    10.5(c) Any notice, direction, application or other communication whatsoever shall be accepted by the Insurer as duly authorized and executed if signed by the Trustee. The Insurer shall be fully protected in assuming that the Trustee is as shown in the latest notification received by it at its home office.

    10.5(d) Except as may be otherwise provided in any binding receipt issued by the Insurer, there shall be no coverage and no annuity or death benefit payable under any Policy to be purchased from any Insurer until such Policy shall have been issued and the premium therefor shall have been paid.

    10.6     Payments from the Fund. The Trustee shall make all payments from
             ----------------------
the Fund which become due hereunder in accordance with the written instructions or directions of the Administrator. In directing the Trustee to make any payments or deliveries out of the Fund, the Administrator shall follow the provisions of the Plan. The Trustee acting in accordance with such instructions or directions shall be fully protected and indemnified by the Employer in relying upon any such written instruction or direction which the Trustee reasonably and in good faith believes to be proper.

                                  ARTICLE XI
                                  Fiduciaries
                                  -----------

    11.1     Named Fiduciaries and Duties and Responsibilities.
             -------------------------------------------------

    11.1(a) Authority to control and manage the operation and administration of the Plan shall be vested in the following, who, together with their membership, if any, shall be the Named Fiduciaries under the Plan with those powers, duties, and responsibilities specifically allocated to them by the Plan:

             (i)   Trustee - The Trustee in connection with its fiduciary
                   -------
    obligations relating to the Plan and the Fund.

             (ii)  Plan Sponsor - The Plan Sponsor in connection with its
                   ------------
    fiduciary obligations and rights relating to the Plan and the Fund.

             (iii) Plan Administrator - The Plan Administrator in connection
                   ------------------
    with its fiduciary obligations and rights relating to the Plan and the Fund.

    11.1(b) In addition, the Board shall be a Named Fiduciary for the sole purpose of appointing, or terminating the appointment of, an Investment Manager.

    11.2     Limitation of Duties and Responsibilities of Named Fiduciaries. The
             --------------------------------------------------------------
duties and responsibilities, and any liability therefor, of the Named Fiduciaries provided for in paragraph 11.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Named Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Named Fiduciaries in the control and management of the operation and administration of the Plan.

    11.3     Service by Named Fiduciaries in More Than One Capacity. Any person
             ------------------------------------------------------
or group of persons may serve in more than one Named Fiduciary capacity with respect to the Plan (including both service as Trustee and Plan Administrator).

    11.4     Allocation or Delegation of Duties and Responsibilities by Named
             ----------------------------------------------------------------
Fiduciaries.  By written agreement filed with the Plan Administrator and the
-----------
Plan Sponsor, the duties and responsibilities of the Trustee with respect to the management and control of the assets of the Fund may, with the written consent of the Plan Sponsor, be allocated among the Trustees (if there are two or more persons so serving) and any other duties and responsibilities of any Named Fiduciary may be allocated among Named Fiduciaries or may, with the consent of the Plan Sponsor, be delegated to persons other than Named Fiduciaries. The delegation permitted under this paragraph includes the Trustee's right to select a custodian to hold the assets of the Fund. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

    11.5     Investment Manager.  The Board may appoint one or more Investment
             ------------------
Managers to manage all or any portion of the Fund. The appointment of any such Investment Manager shall be by written agreement, which shall specify the scope of the powers and duties of such Investment Manager, shall contain reasonable provisions for the termination of such appointment, may require or allow any Investment Manager to perform asset custodial services for all or part of the Fund, and shall be executed by the parties thereto and acknowledged by the Trustee. An Investment Manager appointed pursuant to any such agreement shall acknowledge therein its status as a fiduciary with respect to the Plan.

    11.6     Assistance and Consultation.  A Named Fiduciary, and any delegate
             ---------------------------
named pursuant to paragraph 11.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan. All compensation and expenses of such agents and counsel shall be paid or reimbursed from the Fund, except to the extent prohibited by the Act or the Code and except to the extent paid or reimbursed by the Employer.

    11.7     Indemnification. The Employer shall indemnify and hold harmless any
             ---------------
individual who is a Named Fiduciary or a member of a Named Fiduciary under the Plan and any other individual to whom duties of a Named Fiduciary are delegated pursuant to paragraph 11.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.

                                  ARTICLE XII
                         Powers and Duties of Trustee
                         ----------------------------

    12.1    Trustee Powers and Duties.  Subject to the following provisions of
            -------------------------
this ARTICLE XII, the Trustee shall commingle and jointly invest, or where specifically provided herein shall segregate and separately invest, the assets of the Fund, without distinction between corpus and income.

    12.1(a) The Trustee shall hold the Fund in trust, shall have the following general powers granted in this paragraph, subject to the directions, limitations, restrictions or prohibitions imposed hereunder, and, except as otherwise specifically provided herein, shall have exclusive authority and discretion in its management and control of the Fund.

            (i) The Trustee shall invest and reinvest the Fund in such stocks, stock options (whether or not covered), warrants and rights, puts, calls, stock-index futures, bonds, securities, commodities, commodity futures and options, real estate mortgages, real estate investment trusts or funds, real estate, partnership interests, mutual funds, closed-end investment companies, regulated investment companies or trusts, common, collective or group trust funds (except as otherwise limited hereunder) and other investments, and in such proportion, as may be deemed suitable for the purposes and the funding policy hereof.

            (ii) Such investments shall not be restricted to property and securities of the character authorized for investment by trustees under any present or future laws, with the exception of the Act.

            (iii) To the extent permitted by law, the Trustee is expressly authorized to invest and reinvest the Fund and to execute any joinder or similar agreement therefor on behalf of the Plan:

                  (A) In any general common trust fund qualifying under Section
            584 of the Code and maintained by any person, including but not limited to the Trustee or any affiliate of the Trustee in the same bank holding system affiliated group, as defined in Section 1504 of the Code, as the Trustee (if the Trustee and any such affiliate are banks or trust companies supervised by a state or federal agency) and/or the Investment Manager or any affiliate of the Investment Manager;

                  (B) In any other collective or group trust fund maintained by any person, including but not limited to any such bank or trust company and/or the Investment Manager or any affiliate of the Investment Manager, and consisting solely of assets of qualified retirement trusts and/or individual retirement accounts exempt from federal income taxation under the Code, as the Trustee or, where applicable, the Investment Manager in its discretion may determine (whether or not the Trustee or, where applicable, the Investment Manager is such a bank or trust company), provided such collective or group trust is so qualified and exempt under the Code;

                  (C) In qualifying employer securities, qualifying employer real property, or both, as defined by Section 407(d)(4) and (5) of the Act, the aggregate fair market value of which does not exceed ten percent (10%) of the fair market value of the assets of the Fund;

                  (D) In Contracts or Policies (not containing or providing life insurance) issued to provide or fund benefits under the Plan, and in Policies of life insurance on the lives of Participants if the Plan expressly provides for the purchase of such Policies and the Administrator so directs, (whether or not the Insurer is the Plan Sponsor or any affiliate of the Plan Sponsor, or the Investment Manager or any affiliate of the Investment Manager, if an insurance company); or

                  (E) In whole or in part in deposits with any bank or similar financial institution supervised by the United States or a State, regardless of whether such bank or other institution is a Trustee or other fiduciary hereunder, provided such deposits shall bear a reasonable rate of interest, except that funds may be deposited in non-interest bearing accounts to such extent and for such time as may be reasonably required for the orderly administration of the Plan.

            (iv) If an investment is made in a common, collective or group trust, the Trustee is expressly authorized to incorporate the terms thereof as an investment medium under and as a part of the Plan, and the terms of such trust shall govern the investment, disposition and distribution of the assets of such trust.

    12.1(b) Subject to the requirements imposed by law, and in furtherance and not in limitation of the Trustee's investment authority, the Trustee shall have all powers and authority necessary or advisable to carry out the provisions of the Plan, and all inherent, implied and statutory powers now or subsequently provided by law, including specifically the power to do any of the following:

            (i) To deal with all or any part of the Fund, including, without limitation, to invest, reinvest and change investment;

            (ii) To acquire any property by purchase, subscription, lease or other means;

            (iii) To sell for cash or on credit, convey, lease for long or short terms, or convert, redeem or exchange all or any part of the Fund;

            (iv) To borrow money for the purpose of the Fund, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Fund;

            (v) To enforce by suit or otherwise, or to waive its rights on behalf of the Fund, and to defend claims asserted against him or the Fund;

            (vi) To compromise, adjust and settle any and all claims against or in favor of it or the Fund;

            (vii) To renew, extend or foreclose any mortgage or other security;

            (viii)  To bid in property on foreclosure;

            (ix) To take deeds in lieu of foreclosure, with or without paying a consideration therefor;

            (x) To vote, or give proxies to vote, any stock or other security, and to oppose, participate in and consent to the reorganization, merger, consolidation or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

            (xi) To hold Plan assets unregistered (including in bearer form), or to register them in its own name, in street name or in the names of nominees who are within the jurisdiction of the district courts of the United States and are either banks or trust companies that are subject to supervision by the United States or a state thereof, brokers or dealers registered under the Securities Exchange Act of 1934, clearing agencies as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, permissible nominees of any of the foregoing, or any other persons or entities permitted to act as nominee for the Trustee under Section 403 of the Act, provided the books and records of the Fund shall at all times reflect that the Fund is the beneficial owner of such securities;

            (xii) To make, execute, acknowledge and deliver any and all instruments that it shall deem necessary or appropriate to carry out the powers herein granted; and generally to exercise any of the powers of an owner with respect to all or any part of the Fund; and

            (xiii) Generally to exercise any of the powers of an owner with respect to all or any portion of the Fund.

Except as provided in the Act, no person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transaction.

    12.1(c) The Trustee shall not have the power or duty to inquire into the correctness of the amount tendered to it as required by the Plan nor to enforce the payment of contributions thereunder by the Employer. The Trustee shall be responsible only for such sums and assets that it actually receives as Trustee.

    12.1(d) In the exercise of its authority under this paragraph 12.1, the Trustee shall take cognizance of and be inhibited by those limitations and prohibitions contained in Section 406 of the Act and the prohibited transaction provisions of Section 4975 of the Code, for which no exemption is applicable.

    12.2     Accounts.  The Trustee shall keep true and accurate accounts of all
             --------
investments, receipts, and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person or persons designated by the Plan Sponsor. Within sixty (60) days after the removal or resignation of the Trustee and as of each Valuation Date, the Trustee shall file with the Plan Sponsor a valuation of the assets of the Trust, and an accounting of its transactions since the last previous such accounting. In addition, the Plan Sponsor may require an accounting from the Trustee at any other reasonable time. No employee and no person other than those designated by the Plan Sponsor shall have the right to demand or be entitled to any accounting by the Trustee except as otherwise provided by law.

    12.3     Two or More Trustees.  Except in the case of the appointment of a
             --------------------
Separate Trustee pursuant to paragraph 12.8, in the event two or more persons are at any time serving as Trustee hereunder, such Trustees shall jointly manage and control the Fund; provided, however, that pursuant to paragraph 11.4 such Trustees may enter into an agreement in writing with respect to the allocation of specific responsibilities, obligations or duties among themselves. Any written agreement entered into pursuant to this paragraph shall be attached to and made a part of the Plan.

    12.4     Management of Fund by Investment Manager. In the event an
             ----------------------------------------
Investment Manager is appointed for all or part of the assets of the Fund, the Trustee shall follow the directions of the Investment Manager in managing and controlling the assets of the Fund subject to the direction and control of the Investment Manager. The Investment Manager shall be governed by the powers and restrictions imposed on the Trustee in its management and control of the Fund.

    12.5     Trustee Compensation and Expenses.  The Trustee shall be paid such
             ---------------------------------
reasonable compensation and shall be reimbursed for its reasonable expenses as shall from time to time be agreed upon by the Plan Sponsor and the Trustee.

    12.6     Bond.  Except as may be provided under Section 412 of the Act, the
             ----
Trustee shall not otherwise be required to give any bond or other security for the faithful performance of its duties hereunder.

    12.7     Trustee Resignation, Removal or Death and Appointment of Successor
             ------------------------------------------------------------------
or Additional Trustee.
---------------------

    12.7(a) In the event the Trustee or Trustees serving hereunder have been named Trustee by virtue of any office they may hold in connection with their employment by the Plan Sponsor or any other Employer, upon leaving any such office, such Trustee shall at once cease to be a Trustee and shall be discharged from all further duties and responsibilities as Trustee. Upon acceptance in writing of its status as Trustee hereunder by the successor in office of any such Trustee, he shall become a Trustee hereunder.

    12.7(b) The Trustee may resign at any time upon delivering to the Plan Sponsor a written notice of such resignation to take effect not less than sixty
(60) days after the delivery thereof unless the Plan Sponsor shall accept as adequate a shorter notice. The Trustee may be removed by the Plan Sponsor, by mailing notice by registered mail addressed to the Trustee at his last known address, or by delivery of same to the Trustee to take effect not less than sixty (60) days after mailing or delivery of such notification unless notice of a shorter duration shall be accepted as adequate. The Administrator shall be notified by the Plan Sponsor of any such resignation or removal.

    12.7(c) In case of the resignation or removal of a Trustee, such Trustee shall transfer, assign, convey and deliver to the successor or other Trustee the trust estate as it may then be constituted and shall execute all documents necessary for transferring the trust estate.

    12.7(d) The Plan Sponsor shall forthwith appoint a successor Trustee in case of resignation, removal or death of all Trustees appointed and then serving. Any successor Trustee shall qualify as such by executing, acknowledging, and delivering to the Plan Sponsor an instrument accepting such appointment hereunder in such form as may be satisfactory to the Plan Sponsor, which form shall become a part of this Trust document, and thereupon such successor Trustee shall become vested with the rights, powers, discretion, duties and obligation of its predecessor Trustee. The Administrator shall be notified by the Plan Sponsor of any such successor Trustee.

    12.7(e) In the event of the resignation, removal or death of a Trustee, the surviving Trustee shall continue to be a Trustee hereunder.

    12.7(f) The Plan Sponsor may at any time and from time to time appoint one or more additional Trustees. The Administrator shall be notified by the Plan Sponsor of any such additional Trustee or Trustees.

    12.7(g) The Trustee may, with the written consent of the Plan Sponsor, or shall, at the written direction of the Plan Sponsor, or the Plan Sponsor may by written direction, appoint a bank with trust powers or a trust company (including any Trustee) as a Co-Trustee for the custody and/or investment of all or a portion of the assets of the Fund and enter into a trust agreement with such bank, and the Trustee shall thereafter deliver assets of the Fund to such bank or trust company for such custody and/or investment in accordance with such written consent or direction of the Plan Sponsor. Any such trust agreement shall be attached to the Plan. For purposes hereof and except as otherwise required by Section 405(b)(2) of the Act with respect to co-fiduciary responsibility and liability:

             (i) The duties and responsibilities with respect to the assets of the Fund held by any Co-Trustee appointed pursuant to this subparagraph shall be allocated solely to such Co-Trustee, and such Co-Trustee shall have no duties or responsibilities with respect to the other assets of the Fund by reason of its appointment pursuant to this subparagraph; and

             (ii) Conversely, any Trustee which is not appointed as such Co-Trustee for such assets of the Fund shall have no duties and responsibilities with respect to the assets of the Fund held by such Co-Trustee pursuant to this subparagraph.

Any appointment of a Co-Trustee pursuant to this subparagraph shall automatically be considered an allocation of duties and responsibilities under paragraph 4.4 without further action being required and is intended to be an allocation described in Section 405(b)(1) of the Act. The Administrator shall be notified by the Plan Sponsor of any appointment of a Co-Trustee pursuant to this subparagraph.

    12.8     Establishment of Separate Trusts.
             --------------------------------

    12.8(a) The Plan Sponsor may establish one or more separate trusts and appoint a bank with trust powers or a trust company (including any Trustee) as a Separate Trustee for the custody and/or investment of all or a portion of the assets of the Fund and enter into a separate trust agreement with such bank or trust company and the Trustee shall thereafter deliver assets of the Fund to such bank or trust company for such custody and/or investment in accordance with such separate trust agreement and any written directions of the Plan Sponsor.
If agreed to by the parties, this Agreement shall be considered a separate trust agreement for the purpose of establishing one or more separate trusts pursuant to this paragraph. Otherwise, any such trust agreement shall be attached to the Plan.

    12.8(b)  For purposes hereof:

             (i) The duties and responsibilities of the Separate Trustee with respect to the assets of the Fund held pursuant to the separate trust agreement shall be allocated solely to such Separate Trustee, and such Separate Trustee shall have no duties or responsibilities with respect to the other assets of the Fund by reason of its appointment pursuant to this subparagraph; and

             (ii) Conversely, any Trustee which is not appointed as such Separate Trustee for such assets of the Fund shall have no duties and responsibilities with respect to the assets of the Fund held by such Separate Trustee pursuant to this subparagraph.

    12.8(c) Any appointment of a Separate Trustee pursuant to this subparagraph is intended to be an establishment of a separate trust as described in Section 405(b)(3) of the Act. Upon the establishment of such a separate trust, any Trustee currently serving as a sole Trustee shall automatically become a Separate Trustee in accordance with the provisions of this paragraph.

    12.8(d) The Administrator shall be notified by the Plan Sponsor of any appointment of a Separate Trustee pursuant to this paragraph.

    12.9     Automatic Successor Trustee by Corporate Transaction.  If any
             ----------------------------------------------------
corporate Trustee at any time shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another employer, domestic or foreign, or shall be in any manner reorganized or reincorporated, then the resulting or acquiring employer shall be substituted ipso facto for such corporate Trustee without the execution of any instrument
---- -----
and without any action upon the part of the Plan Sponsor, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Fund.

                                 ARTICLE XIII
                              Plan Administration
                              -------------------

    13.1     Appointment of Plan Administrator. The Plan Sponsor may appoint one
             ---------------------------------
or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan, the Act and the Code. In the event more than one person is appointed, the persons shall form an administrative committee for the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Plan Sponsor, and may, by sixty (60) days prior written notice to the Plan Sponsor, terminate such appointment. The Plan Sponsor shall inform the Trustee of any such appointment or termination and the Trustee may assume that any person appointed continues in office until notified of any change.

    13.2     Plan Sponsor as Plan Administrator.  In the event that no
             ----------------------------------
Administrator is appointed or in office pursuant to paragraph 13.1, the Plan Sponsor shall be the Administrator.

    13.3     Compensation and Expenses.  Unless otherwise determined and paid by
             -------------------------
the Employer (as directed by the Plan Sponsor), the person or committeemen serving as the Administrator shall serve without compensation for service as such. All expenses of the Administrator shall be paid as provided in paragraph 10.2, provided no compensation shall be paid the Administrator from the Fund to the extent prohibited by the Code or the Act.

    13.4     Procedure if a Committee.  If the Administrator is a committee, it
             ------------------------
shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary and the Trustee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to the Trustee in writing by the Plan Sponsor.

    13.5     Action by Majority Vote if a Committee.  If the Administrator is a
             --------------------------------------
committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

    13.6     Appointment of Successors. Upon the death, resignation or removal
             -------------------------
of a person serving as, or on a committee which is, the Administrator, the Plan Sponsor may, but need not, appoint a successor.

    13.7     Additional Duties and Responsibilities. The Administrator shall
             --------------------------------------
have the following duties and responsibilities in addition to those expressly provided elsewhere in the Plan:

    13.7(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Act and the Code, including but not limited to the preparation of necessary plan descriptions, summary plan descriptions, annual reports, summary annual reports, employee benefit statements, notice of forfeitability of benefits, notice of special tax treatment (rollover, five-year or ten-year averaging and capital gains) for distributions, and other statements or reports, the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

    13.7(b) The Administrator shall maintain and retain necessary records respecting administration of the Plan and matters upon which disclosure is required under the Act and the Code.

    13.7(c) The Administrator shall make any elections for the Plan under the Act or the Code.

    13.7(d) The Administrator shall provide to Participants and Beneficiaries such notices, including but not limited to the notice to interested parties, and information as are required by the Plan, the Act and the Code.

    13.7(e) The Administrator shall make all determinations regarding eligibility for participation in and benefits under the Plan.

    13.7(f) The Administrator shall establish and communicate to the Trustee a funding policy consistent with the current and long-term financial needs of the Plan with respect to the ages of the Participants in the Plan and other such relevant information; provided, however, that nothing in this subparagraph shall be construed as granting to the Plan Administrator any power or authority with respect to the control and management of the Fund.

    13.7(g) The Administrator shall have the right to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

    13.8     Power and Authority.
             -------------------

    13.8(a) The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

    13.8(b) The Administrator shall exercise its power and authority in its discretion. It is intended that a court review of the Administrator's exercise of its power and authority with respect to matters relating to claims for benefits by, and to eligibility for participation in and benefits of, Participants and Beneficiaries shall be made only on an arbitrary and capricious standard.

    13.9     Availability of Records. The Employer and the Trustee shall, at the
             -----------------------
request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

    13.10    No Action with Respect to Own Benefit.  No Administrator who is a
             -------------------------------------
Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

    13.11    Limitation on Powers and Authority. The Administrator shall have no
             ----------------------------------
power in any way to modify, alter, add to or subtract from any provisions of the Plan.

                                  ARTICLE XIV
                       Amendment and Termination of Plan
                       ---------------------------------

    14.1     Amendment.  The Plan may be amended in whole or in part at any time
             ---------
by action of the Board; provided, however, that:

             (i) Except to the extent permitted or required by the Act or the Code, neither the Accrued Benefit (nor any subsidy, early retirement benefit, optional form of payment or any other benefit considered to be an accrued benefit for purposes of Section 411(d)(6)(B) of the Code) of a Participant, nor the percentage thereof which is non-forfeitable, at the time of any such amendment shall be adversely affected thereby.

             (ii) Except to the extent permitted or required by the Act or the Code, no such amendment shall have the effect of revesting in the Employers any part of the Fund prior to the termination of the Plan and the satisfaction of all fixed and contingent liabilities thereunder with respect to Participants and their Beneficiaries.

             (iii) The duties and obligations of the Trustee hereunder shall not be increased nor its compensation decreased without its written consent.

    14.2     Merger, Consolidation or Transfer of Assets.  The merger or
             -------------------------------------------
consolidation of or transfer of assets or liabilities between this Plan and any other plan shall be permitted upon action by the Board or as expressly provided elsewhere in the Plan so long as, immediately after such merger, consolidation or transfer of assets or liabilities, each Participant who is or may become eligible to receive an accrued benefit of any type from this Plan (or whose Beneficiaries may be eligible to receive any such benefit) would, if such surviving or transferee plan was then terminated, be entitled to receive an accrued benefit at least equal to the accrued benefit to which such Participant (and each such Beneficiary) would have been entitled had this Plan terminated immediately prior to such merger, consolidation or transfer of assets or liabilities.

    14.3     Plan Permanence and Termination. The Employers have established the
             -------------------------------
Plan with the intention and expectation that they will be able to make their contributions indefinitely, but none of the Employers are or shall be under any obligation or liability to any Participant or Employee to continue their contributions or to maintain the Plan for any given length the time, and each may in its sole and absolute discretion discontinue its contributions or otherwise terminate its participation in the Plan at any time without any such liability for such discontinuance or termination.

    14.4     Lapse in Contributions.  Failure by any Employer to make
             ----------------------
contributions to the Fund in any year or years, unless the same shall be coupled with any other event causing a termination of its participation in the Plan, shall not terminate the Plan or operate to vest the rights of any Participants or to accelerate any payments or distributions to or for the benefit of any Participants or their Beneficiaries.

    14.5     Termination Events.
             ------------------

    14.5(a) The Plan shall terminate in whole or in part as the case may be upon the happening of any of the following events:

             (i) With respect to any Employer, action by its Board terminating the Plan as to it and specifying the date of such termination. Notice of such termination shall be delivered to the Trustee and the Administrator.

             (ii) With respect to any Employer other than the Plan Sponsor, upon its ceasing to be an Affiliate of the Plan Sponsor.

             (iii) With respect to any Employer, its adjudication as a bankrupt or its general assignment to or for the benefit of its creditors or its dissolution, unless within sixty (60) days after such event a successor employer shall assume the terms and conditions hereof in writing.

          (iv)   Termination of the Plan pursuant to Section 4042 of the Act.

          (v) Termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, provided, however, that in the case of a partial termination, paragraphs 14.5 through 14.8 shall only apply to that part of the Plan which is partially terminated.

          (vi) Action by the Board of the Plan Sponsor terminating the Plan as a whole and specifying the date of such termination. Notice of such termination shall be delivered to the Trustee, the Administrator and all Employers.

     14.5(b)   For purposes of paragraphs 14.6 through 14.8 hereof, any action by the Board terminating the Plan shall also specify whether the Plan is thereafter to be operated as a "terminated plan" or a "frozen plan". Such terms are defined as follows:

          (i) A "terminated plan" is one that has been formally terminated, has ceased crediting service for benefit accrual purposes and vesting, and has been or is distributing Plan assets to Participants and Beneficiaries entitled thereto as soon as administratively possible. For purposes hereof, a Plan will be considered a terminated plan when Plan assets are required to be distributed pursuant to paragraph 14.8 hereof.

          (ii) A "frozen plan" is one in which benefit accruals have ceased but all Plan assets are not being distributed to Participants or Beneficiaries entitled thereto as soon as administratively possible. For purposes hereof, a Plan will be considered a frozen plan when Plan assets are not required to be distributed pursuant to paragraph 14.8 hereof.

If a Plan is a frozen plan, it must continue to provide for accrual of Top Heavy Minimum Benefits as required under Section 416 of the Code.

     14.6      Benefits and Vesting upon Termination.
               -------------------------------------

     14.6(a)   In the event of a termination or a partial termination of the
Plan, so much of the Plan as has been terminated shall be automatically amended without any action required by the Plan Sponsor or any other person as of and immediately prior to the effective time of such termination by reducing or eliminating the incidental and ancillary benefits, other than Pre-Retirement Spouse's Death Benefits, of Participants and their Beneficiaries under so much of the Plan as has terminated, but only if payment thereof has not commenced or is not subject only to the expiration of a waiting period, to the fullest extent permitted by paragraph 14.1.

     14.6(b)   Under no circumstances shall all or any portion of the Accrued
Benefit of any such Participant under the Plan to the extent terminated (except Top Heavy Minimum Benefits required by Section 416 of the Code) be increased by reason of continued service as an Employee with any Employer with respect to which the Plan has been terminated.

     14.6(c)   Each affected Participant's Accrued Benefit shall be non-
forfeitable upon the effective date of any termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code or, if the Board so resolves, after any other termination. However, no Participant or Beneficiary shall have any recourse toward payment or satisfaction of an Accrued Benefit or any Death Benefit or other benefit liability under so much of the Plan as has terminated from any source other than assets of the Fund or the Pension Benefit Guaranty Corporation.

     14.7      Administration of Plan after Termination. Upon the effective date
               ----------------------------------------
of the complete or partial termination of the Plan, the Trustee shall continue to administer the assets used to fund the Accrued Benefits of all Participants and Beneficiaries as part of the Fund, and, where an allocation of assets is required under paragraph 14.8, shall pay or provide for all accrued expenses of the Plan and the Fund and shall value the assets held by the Fund, both as of such date. Where applicable, the Administrator shall suspend benefit payments and take all reasonable efforts to recoup overpaid benefits to the extent required by or permitted under the Act, including Section 4044 thereof if applicable, and shall use the assets of the Plan to fund the Accrued Benefits and any Death Benefits or other benefit liabilities under the Plan in the manner provided in, but only if required by, Section 4044 of the Act.

     14.8      Distribution of Assets after Termination.
               ----------------------------------------

     14.8(a)   In the event the Plan is considered a terminated plan, the
Administrator shall forthwith allocate the assets of the Fund to fund the Accrued Benefits and any Death Benefits or other benefit liabilities which may thereafter be payable under the Plan in the manner provided in Section 4044 of the Act if applicable, or otherwise on the basis of the relative Actuarial Values of such benefits.

     14.8(b)   After the allocation referred to in subparagraph 14.8(a), the
Trustee shall then distribute or pay to the Participants or their Beneficiaries entitled thereto, in accordance with such allocation of assets, but subject to the applicable time and form of benefit payment provisions in ARTICLE VIII (which if the Board so directs shall include for such purpose a lump sum payment option conditioned upon any spousal consent thereto required by the Code or the
Act), and subject to such action as may be taken by the Pension Benefit Guaranty Corporation pursuant to the Act, either a lump sum amount equal to their respective allocations (in cash or in assets valued at current fair market value, or both) or Policies to provide such Accrued Benefits or Death Benefits, purchased as provided in the Plan, or a combination of the foregoing, upon the happening of any of the following events which occur on or after or result in the termination of the Plan:

          (i) Delivery to the Trustee of a notice executed on behalf of the Employer by authority of the Board directing that such distribution or payment be made, which direction may be made with respect to the entire Fund or with respect to assets needed to fund the benefits of Participants affected by a partial termination of the Plan.

          (ii) Adjudication of the Plan Sponsor as a bankrupt or general assignment by the Plan Sponsor to or for the benefit of creditors or dissolution of the Plan Sponsor, unless, within sixty (60) days after such event, either a successor or other employer shall assume the terms and conditions hereof in writing, or the Trustee (or a successor Trustee appointed within such sixty (60) day period) shall agree to continue to hold and administer the Fund as provided in paragraph 14.7 and additionally, unless otherwise agreed with or directed by the Plan Sponsor, to assume all the powers and duties imposed upon the Named Fiduciaries under the Plan. In assuming such powers and duties, the Trustee (or any successor Trustee) shall be vested with all authority granted by the Plan without any limitation imposed upon such authority by the Plan except the requirement that its actions shall be governed by the other provisions of the Plan and by the Act and the Code. If the Trustee (or any successor Trustee) shall so agree to continue the trust, all expenses of the Plan and the Fund and reasonable compensation to the Trustee (or any successor Trustee) and any successor shall be paid from the Fund. In the event of the death, resignation or removal of the Trustee (or any successor Trustee) who shall have so agreed to continue the trust, a court of competent jurisdiction over the Fund shall appoint a successor or the benefits payable under the Plan shall forthwith be distributed as hereinabove provided at the direction of such court.

     14.9      Effects of Employer Merger, Consolidation or Liquidation.
               --------------------------------------------------------
Notwithstanding the foregoing provisions of this ARTICLE XIV, the merger or liquidation of any Employer into any other Employer or the consolidation of two
(2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.


                                  ARTICLE XV
                                 Miscellaneous
                                 -------------

     15.1      Headings.  The headings in the Plan have been inserted for
               --------
convenience of reference only and are to be ignored in any construction of the provisions hereof.

     15.2      Gender and Number. In the construction of the Plan, the masculine
               -----------------
shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

     15.3      Governing Law.  The Plan and the Fund created hereunder shall be
               -------------
construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law pre-empting the same. Unless federal law specifically addresses the issue, federal law shall not pre-empt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death.

     15.4      Employment Rights.  Participation in the Plan shall not give any
               -----------------
employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest in the Fund other than as herein provided.

     15.5      Conclusiveness of Employer Records. The records of the Employer
               ----------------------------------
with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

     15.6      Right to Require Information and Reliance Thereon.  The Employer,
               -------------------------------------------------
Administrator and Trustee shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

     15.7      Alienation and Assignment. Except as otherwise permitted by the
               -------------------------
Act and the Code and as expressly permitted by the Plan or the Administrator, no benefit hereunder shall be subject in any manner to alienation, sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind. As provided in the Act and the Code, this prohibition shall not apply to any QDRO entered on or after January 1, 1985, and the Administrator shall have all rights granted thereunder in determining the existence of such an order, in establishing and following procedures therefor and in complying with any such order. The Administrator shall treat any domestic relations order entered before January 1, 1985 as a QDRO entered on January 1, 1985 if the Plan is paying benefits pursuant to such order on January 1, 1985 or if the Administrator in its discretion deems such treatment warranted.

     15.8      Notices and Elections. All notices required to be given in
               ---------------------
writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election.

     15.9      Delegation of Authority. Whenever the Plan Sponsor or any
               -----------------------
Employer is permitted or required to perform any act, such act may be performed by any of its officers or any other person duly authorized by its Chief Executive Officer, its President or its Board of Directors.

     15.10     Service of Process. The Administrator, as well as the Trustee,
               ------------------
shall be the agent for service of process on the Plan.

     15.11     Construction.  This Plan is created for the exclusive benefit of
               ------------
Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a non-discriminatory manner consistent with its being an employees' defined benefit pension plan and trust as defined in Sections 401 and 414 of the Code.

                                  ARTICLE XVI
                             Adoption of the Plan
                             --------------------

     16.1  Initial Adoption and Failure to Obtain Qualification. If it is
           ----------------------------------------------------
finally determined by the Internal Revenue Service or by a court of competent jurisdiction on review of the Internal Revenue Service's determination that the Plan does not qualify initially under Section 401 of the Code, the Plan shall have no force or effect and the Trustee shall return to the Employer all assets attributable to its contribution received by the Trustee as provided in ARTICLE
III. Upon return of such contributions, the Plan shall terminate and the Trustee shall be discharged from all obligations under the Plan.

     16.2  Adoption by Additional Employers. Any employer which is an Affiliate
           --------------------------------
and which, with the consent of the Board, desires to adopt the Plan, may do so by executing the Plan or an adoption agreement in a form authorized and approved by such employer's Board of Directors and the Board. In the event that such Affiliate has established and has been maintaining a defined benefit plan for the benefit of its employees which qualifies under Section 401 or 404(a)(2) of the Code, an adoption or other agreement may provide, subject to the requirements of paragraph 14.2, that such plan is amended and restated by the provisions of this Plan (such prior plan being deemed a predecessor plan to this Plan) or that such plan is to be merged or consolidated with this plan; and, in such event, the assets of such plan shall be paid over to the Trustee to be administered as a part of the Fund pursuant to the provisions of this Plan.

     IN WITNESS WHEREOF, the Employer, pursuant to the resolution duly adopted by its Board of Directors, has caused its name to be signed to this Plan and Trust Agreement by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary, and the Trustee has caused his name to be signed and his seal hereunto affixed as of the day and year above written.

                                   ESKIMO PIE CORPORATION,
                                    Plan Sponsor and participating Employer




                                   By:____________________________(SEAL)
                                    Its___________________________

Attest:



___________________________
 Its_______________________



                                   _______________________________(SEAL)
                                    WILLIAM M. FARISS, JR., Trustee

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                                  Appendix A
                  Elapsed Time Method of Determining Service
                  ------------------------------------------

     A-1.1     Elapsed Time Method of Determining Service.  The following
               ------------------------------------------
definitions and rules shall apply in determining service under the "Elapsed Time" method of determining service:

     A-1.1(a) For purposes hereof, the following terms have the following meanings:

          (i) "Break in Service": The period of time commencing on an Employee's Severance Date and ending on his first Re-employment Commencement Date thereafter. In the case of an individual who is absent from work on a Maternity or Paternity Absence, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service for purposes of eligibility to participate or vesting under the Plan.

          (ii) "Employment Commencement Date": The date on which an Employee first completes an Hour of Service for the performance of duties.

          (iii) "Leave of Absence": Any absence authorized by a participating Employer under rules established by the participating Employer and uniformly applied to all persons similarly situated, provided, however, that the Employee resumes active employment with the participating Employer within the period specified in the authorization for the leave of absence.

          (iv) "Maternity or Paternity Absence": An absence commencing on or after the first day of the first Plan Year beginning after December 31, 1984:

               (A)  By reason of pregnancy of the individual,

               (B)  By reason of the birth of a child of the individual,

               (C) By reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

               (D) For the purpose of caring for such child for a period beginning immediately following such birth or placement.

     Notwithstanding the foregoing, no Maternity or Paternity Absence shall be considered to exist unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for one of the foregoing reasons or purposes and the number of days for which there was such an absence.

          (v) "Period of Service": The period of time beginning on an Employee's Employment Commencement Date or Re-employment Commencement Date, as the case may be, and ending on his first Severance Date thereafter.

          (vi) "Re-employment Commencement Date": The date on which an Employee first completes an Hour of Service for the performance of duties after a Break in Service.

          (vii) "Severance Date": The earlier of (A) or (B) as set forth below, except as otherwise provided below:

                                     -A-1-

               (A) The date on which an Employee ceases to be employed by the Employer by reason of resignation, discharge, retirement, or death; or

               (B) The first anniversary of the first day of a period during which the Employee is continuously absent from service with the Employer (with or without pay) for any reason other than resignation, discharge, retirement, or death, such as vacation, holiday, sickness, Disability (as provided in paragraph 5.4) or other disability, layoff, or Leave of Absence.

               (C) In no event shall a Severance Date occur during a period of absence described below:

                   (I) Leave of Absence, provided the Employee returns to employment with the Employer at the expiration of such leave;

                   (II) Temporary layoff for the convenience of the Employer, provided the Employee is recalled to employment with the Employer and returns to such employment when recalled; or

                   (III) Any period during which the Employee is Disabled (as provided in paragraph 5.4).

     Notwithstanding the foregoing definitions, if an Employee's Period of Service ends, and a Break in Service begins, and if such Employee is re-employed before incurring a one year Break in Service, no Break in Service shall be considered to have occurred, and the period of time otherwise treated as a Break in Service shall be considered a Period of Service, for eligibility, vesting and forfeiture purposes (e.g., Years of Eligibility Service, Years of Vesting Service, and Years of Broken Service). However, the period which otherwise would be considered a Break in Service shall not be considered a Period of Service for benefit accrual purposes (e.g., Years of Benefit Service).

     A-1.1(b)  The following rules shall apply in determining service:

          (i) A stated Break in Service (such as "one year" or "five years") means a continuous Break in Service of the stated required time.

          (ii) Separate Periods of Service not disregarded under the break in service rules of the Plan shall be aggregated in determining completion of any stated required Period of Service, and such aggregation shall be calculated on the basis that three hundred sixty-five (365) days equals a whole year.

          (iii) When comparing the length of a Period of Service to a Break in Service for purposes of the Plan, whole and partial years shall be compared, with partial years being based on days in the period.

          (iv) Partial or fractional years shall be calculated to three (3) decimal places.

          (v) A "full" or "whole" year means a complete year, every day of which constitutes a Period of Service.

          (vi) Nothing contained in the service counting provisions of this paragraph shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any valid rule or regulation issued under any such law so as to deny an individual credit for service in the employment of the Employer where such credit is required by any federal law other than the Act.

          (vii) Periods for which severance pay (including any termination allowance which is severance pay) is paid shall not be considered service under the Plan unless the payee's employment relationship has not been ended, and in no event shall any such period be taken into account for benefit accrual purposes (e.g., Years of Benefit Service).

                                     -A-2-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                                  Appendix B
                    Determination of Top Heavy Plan Status
                    --------------------------------------

     B-1.1    Introduction. The Plan will be a Top Heavy Plan for any Plan Year
              ------------
beginning after December 31, 1983 if the sum of the present values of the cumulative accrued benefits of Key Employees under the Plan, and the present values of the cumulative accrued benefits of Key Employees under all plans aggregated with it, exceeds sixty percent (60%) of the aggregate of the present value of the cumulative Accrued Benefits under the Plan and accrued benefits under such plan(s) at the applicable determination date. For purposes hereof, aggregation, accrued benefits (including Accrued Benefits) taken into account, the determination date and all other standards and criteria for determining top-heaviness under this Plan and such other plan(s) shall be determined under
Section 416 of the Code. Subject to the foregoing, the determination of Top Heavy Plan status shall be made each Plan Year in accordance with the rules and definitions contained in this Appendix.

    B-1.2     Determination Date.  The determination date with respect to a plan
              ------------------
means the last day of its preceding plan year or, in the case of the first plan year of a plan, the last day of such first plan year.

    B-1.3     Value of Accrued Benefits.
              -------------------------

    B-1.3(a) The value of an accrued benefit at a determination date is the value thereof at the most recent valuation date occurring within the twelve (12) month period ending on the determination date, plus, in the case of a defined contribution plan, an appropriate adjustment for contributions made or due thereafter and on or before the determination date.

    B-1.3(b) If the plan is a defined benefit plan, the present value of accrued benefits thereunder shall be determined on the basis of the actuarial assumptions stated in such plan for such purpose or, if none are stated, on the basis of the applicable actuarial equivalent benefit payment factors of such plan, in any case taking into account post-retirement mortality, interest, non-proportional subsidies (the benefits of which are assumed to commence at the age when the benefit is most valuable), pre-retirement mortality and future increases in cost of living, but not taking into account proportional subsidies, future withdrawals or salary increases, future increases in the maximum dollar limitation of Section 415 of the Code, and benefits not relating to retirement.

    B-1.3(c) If the plan is a defined contribution plan, the value of an accrued benefit shall be determined as follows:

          (i) An individual's account balance in a plan not subject to Section 412 of the Code is the sum of his actual account balance on the applicable valuation date and all contributions actually made after the applicable valuation date but on or before the determination date; provided, however, for such a plan's first plan year, the amount determined in the preceding sentence shall be added to the amount of any contributions made after the determination date that are allocated as of a date in that first plan year.

          (ii) An individual's account balance in a defined contribution plan that is subject to Section 412 of the Code is the sum of his account balance on the applicable valuation date, all contributions due as of the determination date (that is, contributions that would be allocated as of a date not later than the determination date, even though those amount are not yet required to be contributed), and, for the plan year that contains the determination date, all amounts actually contributed (or due to be contributed) after the extended payment period in Section 412(c)(10) of the Code.

    B-1.3(d) The accrued benefit of a Non-Key Employee shall be determined (i) under the method which is uniformly used for accrual purposes for all plans of the Employer or (ii) if there is no method described in clause (i), as if such benefit accrued not more rapidly than the slowest applicable accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

    B-1.4     Accrued Benefits Excluded from Determination.  In determining the
              --------------------------------------------
value of accrued benefits, there shall be excluded:

                                     -B-1-

           (i) Any rollover contribution or plan-to-plan transfer initiated by the participant and made after December 31, 1983 so long as the rollover contribution or transfer was not derived from a plan maintained by the Employer,

           (ii)  Any accumulated deductible employee contributions,

           (iii) The accrued benefit of any individual who was a Key Employee for a prior plan year but who is no longer a Key Employee, and

           (iv) For plan years beginning after December 31, 1984, the accrued benefit of any individual who has not performed service for any Employer maintaining the plan at any time during the five (5) plan year period ending on the determination date.

    B-1.5     Distributions and Transfers Taken into Account in Determination.
              ---------------------------------------------------------------
In determining the value of accrued benefits, there shall be included any distributions made under the plan at any time during the five (5) plan year period ending on the determination date:

           (i) Including distributions from any terminated plan which if it had not been terminated would have been required to be aggregated with this Plan under clause (i) or (ii) of subparagraph 1.6(b) of this Appendix, but

           (ii)  Excluding:

                (A) Distributions made on account of death, to the extent the benefits do not exceed the present value of accrued benefits existing immediately prior to death (in the case of a defined contribution plan, a distribution made on account of death is the participant's accrued account balance (including the cash value of life insurance policies)), and

                (B) Distributions and plan-to-plan transfers which are rolled over into a plan maintained by the Employer or initiated by the participant.

    B-1.6     Aggregation of Plans.
              --------------------

    B-1.6(a) When aggregating plans, the value of accrued benefits shall be calculated with reference to the determination dates of such aggregated plans that fall within the same calendar year. When aggregating defined benefit plans the same actuarial assumptions shall be used with respect to all such plans and, if the stated assumptions of such plans are not the same, the plan sponsor(s) of such plans shall select and agree on one plan's assumptions.

    B-1.6(b) The plans to be aggregated with this Plan for purposes hereof for a plan year are:

           (i)   Each other plan intended to meet the applicable requirements of
    Section 401(a)(10)(B) of the Code and maintained by the Employer and each simplified employee pension plan maintained by the Employer in which a Key Employee participates for the plan year containing the determination date with respect to such plan year or for any of the preceding four (4) plan years,

           (ii) Each other qualified or simplified employee pension plan of the Employer which, during the applicable five (5) plan year period described in clause (i) of this subparagraph, enables any such plan described in clause
    (i) of this subparagraph to meet the requirements of Section 401(a)(4) or 410 of the Code, and

           (iii) Solely in the discretion of the Employer, any additional qualified or simplified employee pension plan(s) of the Employer if the plans described in clauses (i) and (ii) of this subparagraph would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan(s) being included in the aggregation group.

                                     -B-2-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                                  Appendix C
                            (As of January 1, 1996)
                        List of Participating Employers
                        -------------------------------


                                            Effective Date    Effective Date
                              Place of     of Commencement    of Termination
          Name             Incorporation   of Participation  of Participation
          ----             -------------   ----------------  ----------------

Eskimo Pie Corporation        Delaware       April 6, 1992                ----

Eskimo Inc.                   Virginia      January 1, 1995               ----

Sugar Creek Foods, Inc.       Virginia      January 1, 1996               ----

                                     -C-1-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                              Adoption Agreement
                              ------------------

     This ADOPTION AGREEMENT, executed the __ day of _______, 1994 by ESKIMO INC., a Virginia corporation, (hereinafter referred to as the "Adopting Employer") with the consent of the Board of Directors (the "Board") of ESKIMO PIE CORPORATION ("Eskimo Pie"), a Delaware corporation, provides:

     WHEREAS, Eskimo Pie maintains a defined benefit pension plan and trust in the form of the Eskimo Pie Corporation Salaried Retirement Plan under agreement dated December 29, 1992, as amended, (the "Plan"), which Plan permits participation therein by other corporations with the approval of the Board; and

     WHEREAS, the Adopting Employer is an affiliate of Eskimo Pie, is eligible to adopt the Plan with the consent of the Board, and desires to evidence its adoption of and participation in the Plan and the consent of the Board thereto.

     NOW, THEREFORE, in consideration of the premises and of the mutual undertakings contained in the Plan, which are hereby incorporated herein by reference:

     1.   Adoption of the Plan.  The Adopting Employer does hereby evidence its
          --------------------
adoption of the Plan as a participating employer for the benefit of its employees who are or from time to time will be eligible under the provisions of the Plan to participate therein, commencing with the Plan Year containing the Effective Date of the Plan as to the Adopting Employer.

     2.   Agreement to Be Governed by the Plan. The Adopting Employer agrees
          ------------------------------------
that it shall be an "Employer" and a participating employer, as defined in the Plan, commencing January 1, 1995, and as such it shall henceforth comply with and be governed by the provisions of the Plan as they pertain to an Employer, as now contained in the Plan or as hereafter altered or added by amendment to the Plan.

     3.   Effective Date of Adoption as to the Adopting Employer.  The Adopting
          ------------------------------------------------------
Employer agrees that this adoption of the Plan shall be effective for all purposes of the Plan as of and from January 1, 1995; and that wherever in the Plan the term "Effective Date of the Plan" is now used, it shall with respect to the Adopting Employer mean January 1, 1995.

     4.   Updated Appendix C.  An updated Appendix C to the Plan, listing the
          ------------------
Adopting Employer as a participating employer, is attached hereto and is hereby made a part of the Plan.

     IN WITNESS WHEREOF, the Adopting Employer has caused its name to be signed and its seal affixed hereto by its duly authorized officers; and the consent hereto by the Board is evidenced by the signature of its duly authorized representative.

                              ESKIMO INC., Adopting Employer


                              By:___________________________________ (SEAL)
                                Its_________________________________
ATTEST:


______________________________
Its___________________________

The Board of Directors of ESKIMO PIE CORPORATION consents.

                                     -C-2-

                                ____________________________________
                                   Title:___________________________

                                     -C-3-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                              Adoption Agreement
                              ------------------


    This ADOPTION AGREEMENT, executed the __ day of _______, 1995 by SUGAR CREEK FOODS, INC., a Virginia corporation, (hereinafter referred to as the "Adopting Employer") with the consent of the Board of Directors (the "Board") of ESKIMO PIE CORPORATION ("Eskimo Pie"), a Delaware corporation, provides:

    WHEREAS, Eskimo Pie maintains a defined benefit pension plan and trust in the form of the Eskimo Pie Corporation Salaried Retirement Plan under agreement dated December 29, 1992, as amended (the "Plan"), which Plan permits participation therein by other corporations with the approval of the Board; and

    WHEREAS, the Adopting Employer is an affiliate of Eskimo Pie, is eligible to adopt the Plan with the consent of the Board, and desires to evidence its adoption of and participation in the Plan and the consent of the Board thereto.

    NOW, THEREFORE, in consideration of the premises and of the mutual undertakings contained in the Plan, which are hereby incorporated herein by reference:


    1.  Adoption of the Plan.  The Adopting Employer does hereby evidence its
        --------------------
adoption of the Plan as a participating employer for the benefit of its employees who are or from time to time will be eligible under the provisions of the Plan to participate therein, commencing with the Plan Year containing the Effective Date of the Plan as to the Adopting Employer.

    2.  Agreement to Be Governed by the Plan.  The Adopting Employer agrees that
        ------------------------------------
it shall be an "Employer" and a participating employer, as defined in the Plan, commencing January 1, 1996, and as such it shall henceforth comply with and be governed by the provisions of the Plan as they pertain to an Employer, as now contained in the Plan or as hereafter altered or added by amendment to the Plan.

    3.  Effective Date of Adoption as to the Adopting Employer.  The Adopting
        ------------------------------------------------------
Employer agrees that this adoption of the Plan shall be effective for all purposes of the Plan as of and from January 1, 1996; and that wherever in the Plan the term "Effective Date of the Plan" is now used, it shall with respect to the Adopting Employer mean January 1, 1996.

    4.  Pre-March 1, 1994 Service.  Service with Sugar Creek Foods of
        -------------------------
Russellville, Inc., which was the predecessor by asset acquisition on February 28, 1994 to the Adopting Employer, shall not be considered service for any purpose of the Plan.

    5.  Pre-January 1, 1996 Benefit Accrual Service.  Notwithstanding any other
        -------------------------------------------
provision of the Plan, service with the Adopting Employer prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered service for purposes of determining Years of Benefit Service under the Plan.

    6.  Pre-January 1, 1996 Compensation.  Notwithstanding any other provision
        --------------------------------
of the Plan, compensation from the Adopting Employer for periods prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered Compensation for purposes of determining Accrued Benefits under subparagraph 4.1(a) of the Plan.

    7.  Exclusion of President and General Manager from Participation.  The
        -------------------------------------------------------------
President and the General Manager of the Adopting Employer shall be listed on Appendix B of the Plan as being excluded from being considered Eligible Employees and shall be excluded from participation in the Plan.

    8.  Updated Appendix C.  An updated Appendix C to the Plan, listing the
        ------------------
Adopting Employer as a participating employer, is attached hereto and is hereby made a part of the Plan.

                                     -C-4-

    IN WITNESS WHEREOF, the Adopting Employer has caused its name to be signed and its seal affixed hereto by its duly authorized officers; and the consent hereto by the Board is evidenced by the signature of its duly authorized representative.

                              SUGAR CREEK FOODS, INC.,
                              Adopting Employer


                              By:___________________________ (SEAL)
                                Its_________________________
ATTEST:


________________________
Its_____________________


The Board of Directors of ESKIMO PIE CORPORATION consents.


                                   _________________________
                                     Title: ________________

                                     -C-5-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                                  Appendix D
                       Actuarial Equivalents and Values
                       --------------------------------


    D-1.1     General Factors and Definitions.
              -------------------------------

    D-1.1(a) Actuarial Equivalents and Values, and all actuarial calculations regarding benefit equivalencies under the Plan (except as expressly otherwise provided), shall be determined on the basis of:

           (i) Interest at an assumed rate of eight and one-half percent (8.5%), compounded annually, and

           (ii) The 1984 Unisex Pension Mortality Table,

which factors are sometimes referred to herein as the "actuarial factors" or separately as the "interest factor" or the "mortality factor", respectively.

    D-1.1(b) For purposes hereof, the term "Applicable Interest Rate" means the applicable interest rate or rates (deferred or immediate whichever is appropriate) which would be used as of the first day of the Plan Year in which the distribution occurs or commences by the Pension Benefit Guaranty Corporation for purposes of determining the present value of the Participant's benefit under the Plan pursuant to Part 2619 of 29 Code of Federal Regulations if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.

    D-1.1(c)  For purposes hereof, the term "Maximum Interest Rate" means:

           (i) The Applicable Interest Rate if the Actuarial Value of the benefit (using such rate or rates) is not in excess of $25,000; or

           (ii) One hundred twenty percent (120%) of the Applicable Interest Rate if the Actuarial Value of the benefit exceeds $25,000 (as determined under clause (i)).

    D-1.1(d) For purposes hereof, the term "GATT Interest Rate" means the annual rate of interest on 30-year Treasury securities in effect as of the first day of the Plan Year for which an Actuarial Equivalent or Value is determined, as published by the Secretary of the Treasury for purposes of determining present values pursuant to Section 417(e)(3)(A) of the Code, based on a look-back month of the second calendar month preceding the Plan Year for which the Actuarial Equivalent or Value is determined.

    D-1.1(e) For purposes hereof, the term "GATT Mortality Table" means the mortality table in effect as of the first day of the calendar month for which an Actuarial Equivalent or Value is determined, as prescribed by the Secretary of the Treasury for purposes of determining present values pursuant to Section 417(e)(3)(A) of the Code.

    D-1.2    Development and Use of Tables.  The Administrator is authorized to
             -----------------------------
develop, and utilize on a uniform basis consistently applied, tables for determinations of Actuarial Equivalents and Values. Any such table or tables may include more than one age for a factor, shall round factors to the nearest decimal, shall provide for linear proration based on either nearest or completed months of age or any other reasonable determination of age, shall provide factors based on either nearest or attained age or any other reasonable determination of age, and may include such other interpolations and variables, all as determined by the Administrator in its discretion. Any such table or tables shall produce substantially consistent results applied in a non-discriminatory manner.

    D-1.3    Correction of Errors. In determining Actuarial Equivalents or
             --------------------
Values for the purpose of correcting or recouping erroneous payments, the amount to be paid or recouped may be determined on a uniform and non-discriminatory

                                     -D-1-
basis consistently applied either by application of the appropriate factors to provide an amount as of the actual date of payment or recoupment or by application of the appropriate factors to provide a value as of the date of the erroneous underpayment or overpayment, to which shall be added interest at the applicable rate to the date of payment or recoupment, as determined in the discretion of and on a uniform and non-discriminatory basis by the fiduciary of the Plan determining how the error should be corrected.

    D-1.4    Special Actuarial Factors and Rules. Notwithstanding the provisions
             -----------------------------------
of subparagraph 1.1(a) of this Appendix, the rules and factors set forth in this paragraph shall be used to determine Actuarial Equivalents and Values under the circumstances described herein.

    D-1.4(a) In the case of the valuation of a benefit for purposes of paragraph 4.6 of the Plan, in the case of the cash-out of a benefit in a lump sum payment pursuant to paragraph 8.4 of the Plan and in the case of the determination and payment of benefits on termination of the Plan (except to the extent any otherwise applicable special actuarial adjustment factor hereunder is considered an accrued benefit under Section 411(d)(6)(B) of the Code, in which case the special actuarial factor otherwise applicable at such times shall apply and, if directed by the Plan Sponsor, any special actuarial factor hereunder otherwise available, but not then applicable at such time, shall apply), the Actuarial Equivalent or Value shall be based on:

           (i) For Plan Years beginning before January 1, 2000, the appropriate mortality factor determined pursuant to subparagraph 1.1(a) of this Appendix and the Maximum Interest Rate, or

           (ii) For Plan Year beginning on or after January 1, 2000, the GATT Mortality Table and the GATT Interest Rate.

    D-1.4(b) In the case of the valuation or payment of an Accrued Benefit or a Pre-Retirement Spouse's Death Benefit which is not covered by subparagraph 1.4(a) of this Appendix and which is paid in a form other than a Single Life Annuity, a Joint and 50% (or more) Spouse Survivor Annuity, a Ten-Year Certain and Life Annuity, or any non-decreasing annuity (determined without regard to decreases on account of Social Security supplements or qualified disability payments as defined in Section 411(a)(9) of the Code) payable for a period not less than the life of the Participant or, in the case of a Pre-Retirement Spouse's Death Benefit, the life of the Participant's Spouse, the Actuarial Equivalent or Value adjustment shall not be less favorable to the recipient than a factor based on:

           (i) For Plan Years beginning before January 1, 2000, the appropriate mortality factor determined pursuant to subparagraph 1.1(a) of this Appendix and the Maximum Interest Rate, or

           (ii) For Plan Years beginning on or after January 1, 2000, the GATT Mortality Table and the GATT Interest Rate.

    D-1.4(c) There shall be no actuarial increase in a Participant's Accrued Benefit determined under subparagraph 4.1(a) of the Plan for the commencement or re-commencement of the Participant's benefit after his Normal Retirement Date except in the following instances:

           (i) There shall be an appropriate actuarial increase in any required Top Heavy Minimum Benefit under paragraph 4.3 of the Plan.

           (ii) There shall be an appropriate actuarial increase in the case of a Participant whose benefit payment is deferred while employed after his Normal Retirement Date (as provided in subparagraph 8.7(b) of the Plan) for each and any calendar month of such deferral for which he is not credited with forty (40) or more Hours of Service for which he is directly or indirectly paid or entitled to payment. For this purpose, the term "Hour of Service" shall include each hour for which an Employee is paid by the Employer, or entitled to payment, for the performance of duties for the Employer or for periods during which no duties are required to be performed, including each hour for which credit has not theretofore been given and for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Hours of Service shall be determined for this purpose without regard to

                                     -D-2-
    the 501 hour limit on any single continuous period of absence. Otherwise, the hour of service calculation and crediting rules of (S) 2530.200b-2 of the U.S. Department of Labor Regulations are incorporated herein by this reference for this purpose.

           (iii) If a Participant (other than a five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees) with respect to the Plan Year ending in the calendar year in which the Participant attains the age seventy and one-half (70-1/2)) retires in a calendar year beginning on or after January 1, 1997 which is after the calendar year he attains age 70-1/2, the Participant's Accrued Benefit shall be actuarially increased based on the appropriate actuarial factors provided herein to take into account the period after both January 1, 1997 and his attainment of the age 70-1/2, if any, in which he was not receiving benefit payments under the Plan.

In the event, an actuarial increase is required hereunder in connection with the suspension, commencement or re-commencement of a Member's benefit after his Normal Retirement Date, the Actuarial Equivalent adjustment or Value shall be determined on the basis of an increase in the Member's Accrued Benefit of five-twelfths of one percent (5/12%) for each month for which an adjustment is due during the first fifteen (15) years after the Member's Normal Retirement Date and thereafter shall be determined on the basis of the interest and mortality factors in subparagraph 1.1(a) of this Appendix.

    D-1.4(d) In the case of a benefit commencing in annuity form before a Participant's Normal Retirement Date, the Actuarial Equivalent or Value thereof shall be determined by reducing the benefit to which the Participant would be entitled at his Normal Retirement Date by five-twelfths of one percent (5/12%) for each month by which his Annuity Starting Date precedes his Normal Retirement Date.

    D-1.5     Application to Pre-Retirement Spouse's Death Benefit.  The Pre-
              ----------------------------------------------------
Retirement Spouse's Death Benefit shall be calculated to the Spouse's Earliest Commencement Date pursuant to paragraph 7.3 of the Plan as though the Participant had commenced to receive his Accrued Benefit as an annuity prior to his death. After the dollar amount of the Pre-Retirement Spouse's Death Benefit is determined, any actuarial adjustment or determination shall be made by applying the appropriate actuarial factors to the dollar amount of such Death Benefit commencing at the Spouse's Earliest Commencement Date based on the form of payment as hereinabove provided in the case of payment to a Participant.

                                     -D-3-

                            ESKIMO PIE CORPORATION
                           SALARIED RETIREMENT PLAN
                                  Appendix E
                            (As of January 1, 1996)
                     List of Additional Excluded Positions
                     -------------------------------------


Description of Position                          Effective Date of Exclusion
-----------------------                          ---------------------------


President of Sugar Creek Foods, Inc.                 January 1, 1996

General Manager of Sugar Creek Foods, Inc.           January 1, 1996

                                     -E-1-

                ESKIMO PIE CORPORATION SALARIED RETIREMENT PLAN

                   Acknowledgment of Appointment of Trustee
                   ----------------------------------------


    Eskimo Pie Corporation, as the plan sponsor of the following named employee benefit plan and related trust fund maintained for the benefit of its employees, hereby evidences its appointment of the following person to serve as trustee (sometimes referred to as the "Trustee") of the trust fund for the plan:


1.  Name of Plan:  Eskimo Pie Corporation Salaried Retirement Plan
    ------------


2.  Name of Trust Fund:  Eskimo Pie Corporation Salaried Retirement Trust
    ------------------


3.  Name of Trustee Appointed:  Thomas M. Mishoe, Jr.
    -------------------------


4.  Effective Date:  This acknowledgment evidences the appointed person's
    --------------
    appointment effective as of July 31, 1996. The appointment shall automatically terminate if and when the appointed person ceases to be employed by the plan sponsor or any of its affiliates.


    IN WITNESS WHEREOF, the plan sponsor of the plan, by its duly authorized representative, has executed this instrument.


Dated: ________________       ESKIMO PIE CORPORATION


                                        By_________________________________
                                          David B. Kewer
                                          Its President and Chief Executive
                                          Officer
ATTEST:


______________________________
Its___________________________


    By execution hereof, the above named person acknowledges his acceptance of his appointment as trustee of the plan and the trust fund.


                                        ___________________________________
                                        Thomas M. Mishoe, Jr.